Exhibit 10.2

TENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This TENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Tenth Amendment”), is entered into on January 12, 2024 (“Tenth Amendment Effective Date”), by and among LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749 and DANIEL KRAVETZ (collectively, the “Seller”), and KEYSTONE VENTURES LLC, an Illinois limited liability company, or its nominee (“Purchaser”).

WITNESSETH

WHEREAS, Seller and Purchaser’s Assignor, KEELER REAL ESTATE, LLC, entered into that Purchase and Sale Agreement, with an Effective Date of May 5, 2022 (the “Original Agreement”), relative to the real properties commonly known as 3449, 3451 & 3455 S. Ashland Ave., Chicago, Illinois (collectively, the “Property”);

WHEREAS, Seller and Purchaser have entered into that certain First Amendment to Purchase and Sale Agreement with a First Amendment Acceptance Date of July 26, 2022 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement with a Second Amendment Acceptance Date of October 6, 2022 (the “Second Amendment”) and that certain Third Amendment to Purchase and Sale Agreement with a Third Amendment Acceptance Date of January 28, 2023 (the “Third Amendment”); that certain Fourth Amendment to Purchase and Sale Agreement with a Fourth Amendment Acceptance Date of April 17, 2023 (the “Fourth Amendment”); that certain Fifth Amendment to Purchase and Sale Agreement with a Fifth Amendment Acceptance Date of May 26, 2023 (the “Fifth Amendment”); that certain Sixth Amendment to Purchase and Sale Agreement with a Sixth Amendment Acceptance Date of August   , 2023 (the “Sixth Amendment”); that certain Seventh Amendment to Purchase and Sale Agreement with a Seventh Amendment Acceptance Date of September 29, 2023 (the “Seventh Amendment”); that certain Eighth Amendment to Purchase and Sale Agreement with a Eighth Amendment Acceptance Date of October 31, 2023 (the “Eighth Amendment”), and that certain Ninth Amendment to Purchase and Sale Agreement with a Ninth Amendment Effective Date of December 15, 2023 (and collectively the “Original Agreement as Amended”).

WHEREAS, Seller and Purchaser desire to amend certain terms and conditions of the Agreement.

NOW THEREFORE, in consideration of the premises set forth herein and for other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Incorporation of Recitals. The Recitals set forth above are hereby incorporated herein to the same extent as if fully set forth herein. Any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement as Amended, which is sometimes referred to herein as the “Agreement”.

2.	Inspection Period. The Inspection Period, as set forth in Section 6(b) of the Original Agreement as Amended has been completed, and Inspection Period has expired/waived.

3.	Closing Date. Pursuant to Section 4 of the Original Agreement as Amended the Closing Date is hereby extended to no later than January 19, 2024.

4.	Prorations. Pursuant to Section 10 (a) (i) of the Original Agreement as Amended tax prorations shall run only to August 31, 2023 irrespective of the actual closing date.

5.	Earnest Money Non-refundable. The initial $20,000 earnest money deposit, along with the Additional Earnest Money paid per the Fifth Amendment of $10,000, as well as an additional $10,000 paid per the Sixth Amendment, as well as an additional $10,000 paid per the Seventh Amendment, as well an additional $20,000 paid per the Eighth Amendment (total Earnest Money now of $70,000 of which $40,000 only is to be credited) is to be fully non-refundable except in the case of a Seller default.

6.	Successors and Assigns. This Tenth Amendment shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns. It being further acknowledged and agreed that Keystone Ventures LLC as the current Purchaser intends to assign its rights to purchase the Property to an assignee, ZP RE HOLDINGS, LLC on or before the Closing Date.

7.	No Other Modifications; Conflict. Except as expressly provided in this Tenth Amendment, all provisions of the Original Agreement as Amended remain in full force and effect and are not modified by this Tenth Amendment, and the parties hereby ratify and confirm each and every provision thereof. In the event of any conflict between the terms of the Original Agreement as Amended and the terms of this Tenth Amendment, the terms of this Tenth Amendment shall control.

8.	Execution in Counterparts. This Tenth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute this Tenth Amendment. To facilitate execution of this Tenth Amendment, the parties may execute and exchange by electronic mail, PDF counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Tenth Amendment to physically form one document.

9.	Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Tenth Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Tenth Amendment; and that the signatories executing this Tenth Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Tenth Amendment on behalf of Seller and Purchaser, respectively; and that this Tenth Amendment is valid and binding.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Tenth Amendment as of the Tenth Amendment Effective Date.

SELLER:	LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749

	By:	/s/ Steve Kravetz
	Name:	Steve Kravetz
Its:

	By:	/s/ Arnold Horwich
	Name:	Arnold Horwich
Its:

PURCHASER:	KEYSTONE VENTURES LLC

	By:	/s/ Timothy B. Hague
Timothy Hague, its Manager

NINTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This NINTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Ninth Amendment”), is entered into on December 15, 2023 (“Ninth Amendment Effective Date”), by and among LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749 and DANIEL KRAVETZ (collectively, the “Seller”), and KEYSTONE VENTURES LLC, an Illinois limited liability company, or its nominee (“Purchaser”).

WITNESSETH

WHEREAS, Seller and Purchaser’s Assignor, KEELER REAL ESTATE, LLC, entered into that Purchase and Sale Agreement, with an Effective Date of May 5, 2022 (the “Original Agreement”), relative to the real properties commonly known as 3449, 3451 & 3455 S. Ashland Ave., Chicago, Illinois (collectively, the “Property”);

WHEREAS, Seller and Purchaser have entered into that certain First Amendment to Purchase and Sale Agreement with a First Amendment Acceptance Date of July 26, 2022 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement with a Second Amendment Acceptance Date of October 6, 2022 (the “Second Amendment”) and that certain Third Amendment to Purchase and Sale Agreement with a Third Amendment Acceptance Date of January 28, 2023 (the “Third Amendment”); that certain Fourth Amendment to Purchase and Sale Agreement with a Fourth Amendment Acceptance Date of April 17, 2023 (the “Fourth Amendment”); that certain Fifth Amendment to Purchase and Sale Agreement with a Fifth Amendment Acceptance Date of May 26, 2023 (the “Fifth Amendment”); that certain Sixth Amendment to Purchase and Sale Agreement with a Sixth Amendment Acceptance Date of August   , 2023 (the “Sixth Amendment”); that certain Seventh Amendment to Purchase and Sale Agreement with a Seventh Amendment Acceptance Date of September 29, 2023 (the “Seventh Amendment”) and that certain Eighth Amendment to Purchase and Sale Agreement with a Eighth Amendment Acceptance Date of October 31, 2023 (the “Eighth Amendment”) (and collectively the “Original Agreement as Amended”).

WHEREAS, Seller and Purchaser desire to amend certain terms and conditions of the Agreement.

NOW THEREFORE, in consideration of the premises set forth herein and for other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Incorporation of Recitals. The Recitals set forth above are hereby incorporated herein to the same extent as if fully set forth herein. Any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement as Amended, which is sometimes referred to herein as the “Agreement”.

2.	Inspection Period. The Inspection Period, as set forth in Section 6(b) of the Original Agreement as Amended has been completed, and Inspection Period has expired/waived.

3.	Closing Date. Pursuant to Section 4 of the Original Agreement as Amended the Closing Date is hereby extended to no later than January 12, 2024.

4.	Prorations. Pursuant to Section 10 (a) (i) of the Original Agreement as Amended tax prorations shall run only to August 31, 2023 irrespective of the actual closing date.

5.	Earnest Money Non-refundable. The initial $20,000 earnest money deposit, along with the Additional Earnest Money paid per the Fifth Amendment of $10,000, as well as an additional $10,000 paid per the Sixth Amendment, as well as an additional $10,000 paid per the Seventh Amendment, as well an additional $20,000 paid per the Eighth Amendment (total Earnest Money now of $70,000 of which $40,000 only is to be credited) is to be fully non-refundable except in the case of a Seller default.

6.	Successors and Assigns. This Ninth Amendment shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns. It being further acknowledged and agreed that Keystone Ventures LLC as the current Purchaser intends to assign its rights to purchase the Property to an assignee, ZP RE HOLDINGS, LLC shortly thereafter the Ninth Amendment Effective Date.

7.	No Other Modifications; Conflict. Except as expressly provided in this Ninth Amendment, all provisions of the Original Agreement as Amended remain in full force and effect and are not modified by this Ninth Amendment, and the parties hereby ratify and confirm each and every provision thereof. In the event of any conflict between the terms of the Original Agreement as Amended and the terms of this Ninth Amendment, the terms of this Ninth Amendment shall control.

8.	Execution in Counterparts. This Ninth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one Ninth Amendment. To facilitate execution of this Ninth Amendment, the parties may execute and exchange by electronic mail, PDF counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Ninth Amendment to physically form one document.

9.	Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Ninth Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Ninth Amendment; and that the signatories executing this Ninth Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Ninth Amendment on behalf of Seller and Purchaser, respectively; and that this Ninth Amendment is valid and binding.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Ninth Amendment as of the Ninth Amendment Effective Date.

SELLER:	LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749

	By:	/s/ Steve Kravetz
	Name:	Steve Kravetz
Its:

	By:	/s/ Arnold Horwich
	Name:	Arnold Horwich
Its:

PURCHASER:	KEYSTONE VENTURES LLC

	By:	/s/ Timothy B. Hague
Timothy Hague, its Manager

EIGHTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This EIGHTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Eighth Amendment”), is entered into on October 31, 2023 (“Eighth Amendment Effective Date”), by and among LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749 and DANIEL KRAVETZ (collectively, the “Seller”), and KEYSTONE VENTURES LLC, an Illinois limited liability company, or its nominee (“Purchaser”).

WITNESSETH

WHEREAS, Seller and Purchaser’s Assignor, KEELER REAL ESTATE, LLC, entered into that Purchase and Sale Agreement, with an Effective Date of May 5, 2022 (the “Original Agreement”), relative to the real properties commonly known as 3449, 3451 & 3455 S. Ashland Ave., Chicago, Illinois (collectively, the “Property”);

WHEREAS, Seller and Purchaser have entered into that certain First Amendment to Purchase and Sale Agreement with a First Amendment Acceptance Date of July 26, 2022 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement with a Second Amendment Acceptance Date of October 6, 2022 (the “Second Amendment”) and that certain Third Amendment to Purchase and Sale Agreement with a Third Amendment Acceptance Date of January 28, 2023 (the “Third Amendment”); that certain Fourth Amendment to Purchase and Sale Agreement with a Fourth Amendment Acceptance Date of April 17, 2023 (the “Fourth Amendment”); that certain Fifth Amendment to Purchase and Sale Agreement with a Fifth Amendment Acceptance Date of May 26, 2023 (the “Fifth Amendment”) and that certain Sixth Amendment to Purchase and Sale Agreement with a Sixth Amendment Acceptance Date of August __, 2023 (the “Sixth Amendment”) and that certain Seventh Amendment to Purchase and Sale Agreement with a Seventh Amendment Acceptance Date of September 29, 2023 (the “Seventh Amendment”)

WHEREAS, Seller and Purchaser desire to amend certain terms and conditions of the Agreement.

NOW THEREFORE, in consideration of the premises set forth herein, Purchaser’s payment of the sum of $20,000 (“Additional Earnest Money” is not to be credited to the Purchase Price) and for other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Incorporation of Recitals. The Recitals set forth above are hereby incorporated herein to the same extent as if fully set forth herein. Any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement, First Amendment, Second Amendment or Third Amendment. The Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment as amended hereby, is sometimes referred to herein as the “Agreement”.

2.	Inspection Period. The Inspection Period, as set forth in Section 6(b) of the Original Agreement as been completed, and Inspection Period has expired/waived.

3.	Closing Date. Pursuant to Section 4 of the Original Agreement the Closing Date is hereby extended to no later than December 15, 2023.

4.	Prorations. Pursuant to Section 10 (a) (i) of the Original Agreement tax prorations shall run only to August 31, 2023 irrespective of the actual closing date.

5.	Earnest Money Non-refundable. The initial $20,000, along with the Additional Earnest Money paid per the Fifth Amendment ($10,000) as well as an additional $10,000 paid per the Sixth Amendment, as well as an additional $10,000 paid per the Seventh Amendment, as well an additional $20,000 non-credited/non-refundable (unless Seller defaults) to be paid concurrent with execution of this Eighth Amendment at this time (total Earnest Money now of $70,000 of which $40,000 only is to be credited) is to be fully non-refundable except in the case of a Seller default.

6.	Successors and Assigns. This Eighth Amendment shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns. It being further acknowledged and agreed that Keystone Ventures LLC is now the purchaser as Igor Blumin assigned his rights to purchase the Property to Keystone Ventures LLC as of October __, 2023.

7.	No Other Modifications; Conflict. Except as expressly provided in this Fourth Amendment, all provisions of the Original Agreement, First Amendment, Second Amendment and Third Amendment remain in full force and effect and are not modified by this Fourth Amendment, and the parties hereby ratify and confirm each and every provision thereof. In the event of any conflict between the terms of the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment and the terms of this Fourth Amendment, the terms of this Sixth Amendment shall control.

8.	Execution in Counterparts. This Sixth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one Sixth Amendment. To facilitate execution of this Fourth Amendment, the parties may execute and exchange by electronic mail, PDF counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Eighth Amendment to physically form one document.

9.	Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Sixth Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Fourth Amendment; and that the signatories executing this Sixth Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Sixth Amendment on behalf of Seller and Purchaser, respectively; and that this Sixth Amendment is valid and binding.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Sixth Amendment as of the Sixth Amendment Effective Date.

SELLER:	LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749

	By:	/s/ Steve Kravetz
	Name:	Steve Kravetz
Its:

	By:	/s/ Arnold Horwich
	Name:	Arnold Horwich
Its:

PURCHASER:	KEYSTONE VENTURES LLC

	By:	/s/ Timothy B. Hague
Timothy Hague, its Manager

SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Seventh Amendment”), is entered into on September __, 2023 (“Seventh Amendment Effective Date”), by and among LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749 and DANIEL KRAVETZ (collectively, the “Seller”), and IGOR BLUMIN company (“Purchaser”).

WITNESSETH

WHEREAS, Seller and Purchaser’s Assignor, KEELER REAL ESTATE, LLC, entered into that Purchase and Sale Agreement, with an Effective Date of May 5, 2022 (the “Original Agreement”), relative to the real properties commonly known as 3449, 3451 & 3455 S. Ashland Ave., Chicago, Illinois (collectively, the “Property”);

WHEREAS, Seller and Purchaser have entered into that certain First Amendment to Purchase and Sale Agreement with a First Amendment Acceptance Date of July 26, 2022 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement with a Second Amendment Acceptance Date of October 6, 2022 (the “Second Amendment”) and that certain Third Amendment to Purchase and Sale Agreement with a Third Amendment Acceptance Date of January 28, 2023 (the “Third Amendment”); that certain Fourth Amendment to Purchase and Sale Agreement with a Fourth Amendment Acceptance Date of April 17, 2023 (the “Fourth Amendment”); that certain Fifth Amendment to Purchase and Sale Agreement with a Fifth Amendment Acceptance Date of May 26, 2023 (the “Fifth Amendment”) and that certain Sixth Amendment to Purchase and Sale Agreement with a Fifth Amendment Acceptance Date of August __, 2023 (the “Sixth Amendment”)

WHEREAS, Seller and Purchaser desire to amend certain terms and conditions of the Agreement.

NOW THEREFORE, in consideration of the premises set forth herein, Purchaser’s payment of the sum of $10,000 (“Additional Earnest Money” is not to be credited to the Purchase Price) and for other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Incorporation of Recitals. The Recitals set forth above are hereby incorporated herein to the same extent as if fully set forth herein. Any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement, First Amendment, Second Amendment or Third Amendment. The Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment as amended hereby, is sometimes referred to herein as the “Agreement”.

2.	Inspection Period. The Inspection Period, as set forth in Section 6(b) of the Original Agreement as been completed, and Inspection Period has expired/waived.

3.	Closing Date. Pursuant to Section 4 of the Original Agreement the Closing Date is hereby extended to no later than October 30, 2023.

4.	Prorations. Pursuant to Section 10 (a) (i) of the Original Agreement tax prorations shall run only to August 31, 2023 irrespective of the actual closing date.

5.	Earnest Money Non-refundable. The initial $20,000, along with the Additional Earnest Money paid per the Fifth Amendment ($10,000) as well as an additional $10,000 paid per the Sixth Amendment, as well an additional $10,000 non-credited/non-refundable (unless Seller defaults) to be paid concurrent with execution of this Seventh Amendment at this time (total Earnest Money now of $50,000 of which $40,000 only is to be credited) is to be fully non-refundable except in the case of a Seller default.

6.	Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns.

7.	No Other Modifications; Conflict. Except as expressly provided in this Fourth Amendment, all provisions of the Original Agreement, First Amendment, Second Amendment and Third Amendment remain in full force and effect and are not modified by this Fourth Amendment, and the parties hereby ratify and confirm each and every provision thereof. In the event of any conflict between the terms of the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment and the terms of this Fourth Amendment, the terms of this Sixth Amendment shall control.

8.	Execution in Counterparts. This Sixth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one Sixth Amendment. To facilitate execution of this Fourth Amendment, the parties may execute and exchange by electronic mail, PDF counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Fourth Amendment to physically form one document.

9.	Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Sixth Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Fourth Amendment; and that the signatories executing this Sixth Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Sixth Amendment on behalf of Seller and Purchaser, respectively; and that this Sixth Amendment is valid and binding.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Sixth Amendment as of the Sixth Amendment Effective Date.

SELLER:	LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749

	By:	/s/ Steve Kravetz
	Name:	Steve Kravetz
Its:

	By:	/s/ Arnold Horwich
	Name:	Arnold Horwich
Its:

PURCHASER:

	By:	/s/ Igor Blumin
Igor Blumin

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Sixth Amendment”), is entered into on August __, 2023 (“Sixth Amendment Effective Date”), by and among LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749 and DANIEL KRAVETZ (collectively, the “Seller”), and IGOR BLUMIN company (“Purchaser”).

WITNESSETH

WHEREAS, Seller and Purchaser’s Assignor, KEELER REAL ESTATE, LLC, entered into that Purchase and Sale Agreement, with an Effective Date of May 5, 2022 (the “Original Agreement”), relative to the real properties commonly known as 3449, 3451 & 3455 S. Ashland Ave., Chicago, Illinois (collectively, the “Property”);

WHEREAS, Seller and Purchaser have entered into that certain First Amendment to Purchase and Sale Agreement with a First Amendment Acceptance Date of July 26, 2022 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement with a Second Amendment Acceptance Date of October 6, 2022 (the “Second Amendment”) and that certain Third Amendment to Purchase and Sale Agreement with a Third Amendment Acceptance Date of January 28, 2023 (the “Third Amendment”); that certain Fourth Amendment to Purchase and Sale Agreement with a Fourth Amendment Acceptance Date of April 17, 2023 (the “Fourth Amendment”); and that certain Fifth Amendment to Purchase and Sale Agreement with a Fifth Amendment Acceptance Date of May 26, 2023 (the “Fifth Amendment”)

WHEREAS, Seller and Purchaser desire to amend certain terms and conditions of the Agreement.

NOW THEREFORE, in consideration of the premises set forth herein, Purchaser’s payment of the sum of $10,000 (“Additional Earnest Money” to be credited to the Purchase Price) and for other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Incorporation of Recitals. The Recitals set forth above are hereby incorporated herein to the same extent as if fully set forth herein. Any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement, First Amendment, Second Amendment or Third Amendment. The Original Agreement, First Amendment, Second Amendment, Third Amendment, and Fourth Amendment, as amended hereby, is sometimes referred to herein as the “Agreement”.

2.	Inspection Period. The Inspection Period, as set forth in Section 6(b) of the Original Agreement as been completed, and Inspection Period has expired/waived.

3.	Closing Date. Pursuant to Section 4 of the Original Agreement the Closing Date is hereby extended to no later than September 30, 2023.

4.	Prorations. Pursuant to Section 10 (a) (i) of the Original Agreement tax prorations shall run only to August 31, 2023 irrespective of the actual closing date.

5.	Earnest Money Non-refundable. The initial $20,000, along with the Additional Earnest Money paid per the Fifth Amendment as well as an additional $10,000 to be paid concurrent with execution of this Sixth Amendment at this time (total Earnest Money now of $40,000) is to be fully non-refundable except in the case of a Seller default.

6.	Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns.

7.	No Other Modifications; Conflict. Except as expressly provided in this Fourth Amendment, all provisions of the Original Agreement, First Amendment, Second Amendment and Third Amendment remain in full force and effect and are not modified by this Fourth Amendment, and the parties hereby ratify and confirm each and every provision thereof. In the event of any conflict between the terms of the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment and the terms of this Fourth Amendment, the terms of this Sixth Amendment shall control.

8.	Execution in Counterparts. This Sixth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one Sixth Amendment. To facilitate execution of this Fourth Amendment, the parties may execute and exchange by electronic mail, PDF counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Fourth Amendment to physically form one document.

9.	Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Sixth Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Fourth Amendment; and that the signatories executing this Sixth Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Sixth Amendment on behalf of Seller and Purchaser, respectively; and that this Sixth Amendment is valid and binding.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Sixth Amendment as of the Sixth Amendment Effective Date.

SELLER:	LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749

	By:	/s/ Steve Kravetz
	Name:	Steve Kravetz
Its:

	By:	/s/ Arnold Horwich
	Name:	Arnold Horwich
Its:

PURCHASER:

	By:	/s/ Igor Blumin
Igor Blumin

FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Fifth Amendment”), is entered into on May __, 2023 (“Fifth Amendment Effective Date’, )by and among LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749 and DANIEL VETZ (collectively, the “Seller”) ,and KEELER REAL ESTATE, LLC, an Illinois limite liability company (“Purchaser”).

WITNESSETH

WHEREAS, Seller and Purchaser entered into that Purchase and Sale Agreement, with an Effective Date of May 5, 2022 (the “Original Agreement”), relative to the real roperties commonly known as 3449, 3451 & 3455 S. Ashland Ave., Chicago, Illinois (collectively, the “Property”);

WHEREAS, Seller and Purchaser have entered into that certain First Amendment to Purchase and Sale Agreement with a First Amendment Acceptance Date of July 26, 022 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement with a Second Amendment Acceptance Date of October 6, 2022 (the “Second Amendment”) and that certain Third Amendment to Purchase and Sale Agreement with a Third Amendment Acceptance Date of January 28, 2023 (the “Third Amendment”); and that certain Fourth Amendment to Purchase and Sale Agreement with a Fourth Amendment Acceptance Date of April 17, 2023 (the “Fourth Amendment”)

WHEREAS, Seller and Purchaser desire to amend certain terms and conditions of the Agreement.

NOW THEREFORE, in consideration of the premises set forth herein, Purchaser’s payment of the sum of $10,000 (“Additional Earnest Money” to be credited to the Purchase Price) and for other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Incorporation of Recitals. The Recitals set forth above are hereby incorporated herein to the same extent as if fully set forth herein. Any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement, First Amendment, Second Amendment or Third Amendment. The Original Agreement, First Amendment, Second Amendment, Third Amendment, and Fourth Amendment, as amended hereby, is sometimes referred to herein as the “Agreement”.

2.	Earnest Money Non-refundable. The initial $20,000, along with the Additional Earnest Money paid at this time (total Earnest Money of $30,000) is hereby deemed non-refundable except in the case of a Seller default. At the direction and request of the Seller, the Earnest Money shall be released from escrow to Seller Instanter.

3.	Inspection Period. The Inspection Period, as set forth in Section 6(b) of the Agreement, is hereby amended to run through and including 6:00 p.m. Chicago time on July 31, 2023.

4.	Assignment of Purchase Agreement/ Successors and Assigns.

A.	Purchaser hereby assigns the Purchase and Sale Agreement to Igor Blumin who assumes all rights and obligations of the Purchase and Sale Agreement and as part of this assignment the Seller hereby releases Keeler Real Estate, LLC

B.	This Fifth Amendment shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns.

5.	No Other Modifications; Conflict. Except as expressly provided in this Fifth Amendment, all provisions of the Original Agreement, First Amendment, Second Amendment and Third Amendment remain in full force and effect and are not modified by this Fifth Amendment, and the parties hereby ratify and confirm each and every provision thereof. In the event of any conflict between the terms of the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment and the terms of this Fourth Amendment, the terms of this Fifth Amendment shall control.

6.	Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one Fifth Amendment. To facilitate execution of this Fifth Amendment, the parties may execute and exchange by electronic mail, PDF counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Fifth Amendment to physically form one document.

7.	Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Fifth Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Fourth Amendment; and that the signatories executing this Fifth Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Fifth Amendment on behalf of Seller and Purchaser, respectively; and that this Fifth Amendment is valid an binding.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Fifth Amendment as of the Fifth Amendment Effective Date.

SELLER:	LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749

	By:	/s/ Steve Kravetz
	Name:	Steve Kravetz
Its:

	By:	/s/ Arnold Horwich
	Name:	Arnold Horwich
Its:

PURCHASER:	KEELER REAL ESTATE, LLC,
an Illinois limited liability company

	By:	/s/ Edwin Vdovets
Edwin Vdovets, Manager

ASSIGNEE:

By:
Igor Blumin

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Fourth Amendment”), is entered into on April 17th, 2023 (“Fourth Amendment Effective Date”), by and among LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749 and DANIEL KRAVETZ (collectively, the “Seller”), and KEELER REAL ESTATE, LLC, an Illinois limited liability company (“Purchaser”).

WITNESSETH

WHEREAS, Seller and Purchaser entered into that Purchase and Sale Agreement, with an Effective Date of May 5, 2022 (the “Original Agreement”), relative to the real properties commonly known as 3449, 3451 & 3455 S. Ashland Ave., Chicago, Illinois (collectively, the “Property”);

WHEREAS, Seller and Purchaser have entered into that certain First Amendment to Purchase and Sale Agreement with a First Amendment Acceptance Date of July 26, 2022 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement with a Second Amendment Acceptance Date of October 6, 2022 (the “Second Amendment”) and that certain Third Amendment to Purchase and Sale Agreement with a Third Amendment Acceptance Date of January 28, 2023 (the “Third Amendment”); and

WHEREAS, Seller and Purchaser desire to amend certain terms and conditions of the Agreement.

NOW THEREFORE, in consideration of the premises set forth herein and for other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

l.	Incorporation of Recitals. The Recitals set forth above are hereby incorporated herein to the same extent as if fully set forth herein. Any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement, First Amendment, Second Amendment or Third Amendment. The Original Agreement, First Amendment, Second Amendment and Third Amendment, as amended hereby, is sometimes referred to herein as the “Agreement”.

2.	Inspection Period. The Inspection Period, as set forth in Section 6(b) of the Original Agreement, is hereby amended to run through and including 6:00 p.m. Chicago time on May 31, 2023.

3.	Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns.

4.	No Other Modifications; Conflict. Except as expressly provided in this Fourth Amendment, all provisions of the Original Agreement, First Amendment, Second Amendment and Third Amendment remain in full force and effect and are not modified by this Fourth Amendment, and the parties hereby ratify and confirm each and every provision thereof. In the event of any conflict between the terms of the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment and the terms of this Fourth Amendment, the terms of this Fourth Amendment shall control.

5.	Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one Fourth Amendment. To facilitate execution of this Fourth Amendment, the parties may execute and exchange by electronic mail, PDF counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Fourth Amendment to physically form one document.

6.	Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Fourth Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Fourth Amendment; and that the signatories executing this Fourth Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Fourth Amendment on behalf of Seller and Purchaser, respectively; and that this Fourth Amendment is valid and binding.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the Fourth Amendment Effective Date.

SELLER:	LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749

	By:	/s/ Steve Kravetz	4/14/2023
	Name:	Steve Kravetz
Its:

	By:	/s/ Arno1d Horwich	4/17/2023
	Name:	Arno1d Horwich
Its:

PURCHASER:	KEELER REAL ESTATE, LLC,
an Illinois limited liability company

	By:	/s/ Edwin Vdovets
Edwin Vdovets, Manager

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

This THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Third Amendment”), is entered into on January 28, 2023 (“Third Amendment Effective Date”), by and among LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749 and DANIEL KRAVETZ (collectively, the “Seller”), and KEELER REAL ESTATE, LLC, an Illinois limited liability company (“Purchaser”).

WITNESSETH

WHEREAS, Seller and Purchaser entered into that Purchase and Sale Agreement, with an Effective Date of May 5, 2022 (the “Original Agreement”), relative to the real properties commonly known as 3449, 3451 & 3455 S. Ashland Ave., Chicago, Illinois (collectively, the “Property”);

WHEREAS, Seller and Purchaser have entered into that certain First Amendment to Purchase and Sale Agreement with a First Amendment Acceptance Date of July 26, 2022 (the “First Amendment”) and that certain Second Amendment to Purchase and Sale Agreement with a Second Amendment Acceptance Date of October 6, 2022 (the “Second Amendment”); and

WHEREAS, Seller and Purchaser desire to amend certain terms and conditions of the Agreement.

NOW THEREFORE, in consideration of the premises set forth herein and for other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Incorporation of Recitals. The Recitals set forth above are hereby incorporated herein to the same extent as if fully set forth herein. Any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement, First Amendment, or Second Amendment. The Original Agreement, First Amendment and Second Amendment, as amended hereby, is sometimes referred to herein as the “Agreement”.

2.	Inspection Period. The Inspection Period, as set forth in Section 6(b) of the Original Agreement, is hereby amended to run through and including 6:00 p.m. Chicago time on April 30, 2023.

3.	Closing Date. The Closing Date, as defined in Section 4 of the Original Agreement, is hereby amended to be thirty (30) days after the expiration of the Inspection Period, or as otherwise mutually agreed upon in writing by Purchaser and Seller.

4.	Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns.

5.	No Other Modifications; Conflict. Except as expressly provided in this Third Amendment, all provisions of the Original Agreement, First Amendment and Second Amendment remain in full force and effect and are not modified by this Third Amendment, and the parties hereby ratify and confirm each and every provision thereof. In the event of any conflict between the terms of the Original Agreement, the First Amendment, the Second Amendment and the terms of this Third Amendment, the terms of this Third Amendment shall control.

6.	Execution in Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one Third Amendment. To facilitate execution of this Third Amendment, the parties may execute and exchange by electronic mail, PDF counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Third Amendment to physically form one document.

7.	Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Third Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Third Amendment; and that the signatories executing this Third Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Third Amendment on behalf of Seller and Purchaser, respectively; and that this Third Amendment is valid and binding.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the Third Amendment Effective Date.

SELLER:	LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749

	By:	/s/ Steve Kravetz
Name:
	Its:	Trustee

	By:	/s/ Arno1d Horwich
Name:
	Its:	Trustee

PURCHASER:	KEELER REAL ESTATE, LLC,
an Illinois limited liability company

	By:	/s/ Edwin Vdovets
Edwin Vdovets, Manager

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Second Amendment”), is entered into on September ___, 2022 (“Second Amendment Effective Date”), by and among LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749 and DANIEL KRAVETZ (collectively, the “Seller”), and KEELER REAL ESTATE, LLC, an Illinois limited liability company (“Purchaser”).

WITNESSETH

WHEREAS, Seller and Purchaser entered into that Purchase and Sale Agreement, with an Effective Date of May 5, 2022 (the “Original Agreement”), relative to the real properties commonly known as 3449, 3451 & 3455 S. Ashland Ave., Chicago, Illinois (collectively, the “Property”);

WHEREAS, Seller and Purchaser have entered into that certain First Amendment to Purchase and Sale Agreement with a First Amendment Acceptance Date of July 26, 2022 (the “First Amendment”); and

WHEREAS, Seller and Purchaser desire to amend certain terms and conditions of the Agreement.

NOW THEREFORE, in consideration of the premises set forth herein and for other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Incorporation of Recitals. The Recitals set forth above are hereby incorporated herein to the same extent as if fully set forth herein. Any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement or First Amendment. The Original Agreement and First Amendment, as amended hereby, is sometimes referred to herein as the “Agreement”.

2.	Earnest Monev. The Earnest Money deposited pursuant to the Agreement is in all circumstances refundable to Purchaser, until and unless Closing has completed. If Purchaser elects to terminate the Agreement, the Earnest Money shall be returned to Purchaser.

3.	Closing Date. The Closing Date as defined in Section 4 of the Original Agreement is hereby amended to March 10, 2023, or as otherwise mutually agreed upon in writing by Purchaser and Seller.

4.	Post-Closing Escrow. At Closing, Seller shall deposit the sum of Eighty-Two Thousand Five Hundred and No/100 Dollars ($82,500.00) (the “Holdback Funds”) into an escrow account with the Title Company (“Escrow Account”). The Holdback Funds shall be held in the Escrow Account, pursuant to the terms and conditions of a certain holdback escrow agreement (the “Holdback Escrow Agreement”), entered into by Purchaser, Seller and the Title Company at Closing. The Holdback Escrow Agreement shall be consistent with the terms of this Second Amendment. Any and all fees and/or costs associated with the Escrow Account shall be paid by Seller. Seller’s liability will be limited to the amount of “Holdback Funds”.

5.	Use of Holdback Funds. The Purchaser shall be permitted, in its sole and absolute discretion up to Sixty Thousand and 00/100 Dollars $60,000.00), to use Holdback Funds in the following manner:

a.	For costs and expenses related to any and all environmental cleanup or remediation (the “Remediation”) of the Property, as determined by Purchaser, including but not limited to (i) any process or procedure required to be undertaken or completed to obtain an NFR and comply with any applicable laws, rules, regulations or other legal requirements of any governmental or quasi-governmental entities; (ii) the use of qualified environmental consultants and counsel; and (iii) the cost of testing and retesting the Property.

b.	The Purchaser may, in its sole and absolute discretion, and upon written notice to Seller, assign all of Purchaser’s rights under the provisions of this Section 5.

c.	For any costs and expenses related to Remediation, greater than Sixty Thousand and 00/100 Dollars ($60,000.00), but less than Eighty Two Thousand Five Hundred and 00/100 Dollars ($82,500.00), Buyer must send written notice to Seller for approval.

The Title Company shall release Holdback Funds to Purchaser upon Purchaser’s unilateral discretion.

6.	Remediation Commencement. Purchaser shall have the right to engage contractors and other parties for the Remediation. The Purchaser shall be permitted to commence Remediation prior to or after Closing. In the event Purchaser elects to begin Remediation prior to Closing, Seller shall cooperate with Purchaser’s Remediation, including but not limited to, executing all proposals, applications, submissions, or documents of any type that shall be required to undertake Remediation of the Property and providing access to the Property for Purchaser and Purchaser’s agents and contractors. Seller shall be responsible for all costs related to the Remediation that occurs prior to Closing and nothing herein shall be construed to limit Seller’s obligation to convey the Property to Purchaser lien-free.

Remaining Proceeds. At the conclusion of the Remediation, and upon issuance of the NFR, Purchaser and Seller shall direct the Title Company to release any remaining Holdback Funds to Seller immediately.

7.	Inspection Period. The Inspection Period, as set forth in Section 6(b) of the Agreement, is hereby amended to run through and including 6:00 p.m. Chicago time on February 10, 2023.

8.	Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns.

9.	No Other Modifications; Conflict. Except as expressly provided in this Second Amendment, all provisions of the Agreement and First Amendment remain in full force and effect and are not modified by this Second Amendment, and the parties hereby ratify and confirm each and every provision thereof. In the event of any conflict between the terms of the Agreement, the First Amendment, and the terms of this Second Amendment, the terms of this Second Amendment shall control.

10.	Execution in Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one Second Amendment. To facilitate execution of this Second Amendment, the parties may execute and exchange by electronic mail, PDF counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Second Amendment to physically form one document.

11.	Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Second Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Second Amendment; and that the signatories executing this Second Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Second Amendment on behalf of Seller and Purchaser, respectively; and that this Second Amendment is valid and binding.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the Second Amendment Effective Date.

SELLER:	LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749

	By:	/s/ Steve Kravetz
	Name:	Steve Kravetz
Its:

	By:	/s/ Arnold Horwich
	Name:	Arno1d Horwich
Its:

PURCHASER:	KEELER REAL ESTATE, LLC,
an Illinois limited liability company

	By:	/s/ Edwin Vdovets
	Name:	Edwin Vdovets
	Its:	Manager

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”), is entered into on July 26, 2022 (“First Amendment Acceptance Date”), by and among LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749 and DANIEL KRAVETZ (collectively, the “Seller”), and KEELER REAL ESTATE, LLC, an Illinois limited liability company (“Purchaser”).

WITNESSETH

WHEREAS, Seller and Purchaser entered into that Purchase and Sale Agreement, with an Effective Date of May 5, 2022 (the “Agreement”), relative to the real properties commonly known as 3449, 3451 & 3455 S. Ashland Ave., Chicago, Illinois (collectively, the “Property”); and

WHEREAS, Seller and Purchaser desire to amend certain terms and conditions of the Agreement.

NOW THEREFORE, in consideration of the premises set forth herein and for other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Incorporation of Recitals. The Recitals set forth above are hereby incorporated here in to the same extent as if fully set forth herein. Any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.	Environmental Phase II Report. Seller and Purchaser desire to obtain a Phase II environmental site assessment report for the Property (the “Phase II”). Upon the full execution of this First Amendment, Purchaser will cause a qualified professional to conduct a Phase II based on the findings set fort in the Phase I environmental site assessment report. Seller agrees to provide the contractor access to the Property for purposes of conducting the Phase II, and also approves of invasive testing at the Property to the extent the contractor deems necessary to complete the Phase II. If the Phase II shows that there is no contamination of the Property and that no cleanup is recommended, then Purchaser shall be solely responsible for the full cost of the Phase II and shall promptly make payment directly to contractor upon receipt of an invoice from contractor. If the Phase II discloses contamination or recommends cleanup of the Property, then Seller agrees to be solely responsible for the full cost of the Phase II and shall promptly make payment directly to contractor upon receipt of an invoice from contractor. The Parties will then review the scope of work necessary to remediate the Property and will negotiate in good faith towards a plan to cause the Illinois EPA Bureau of Land to issue a No Further Remediation (“NFR”) letter for the Property prior to Closing.

3.	Inspection Period. The Inspection Period, as set forth in Section 6(b) of the Agreement, is hereby amended to run through and including 6:00 p.m. Chicago time on the date that is one hundred ninety (90) days after the First Amendment Acceptance Date, or as otherwise mutually agreed upon by Seller and Purchaser.

4.	Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns.

5.	No Other Modifications; Conflict. Except as expressly provided in this First Amendment, all provisions of the Agreement remain in full force and effect and are not modified by this First Amendment, and the parties hereby ratify and confirm each and every provision thereof. In the event of any conflict between the terms of the Agreement and the terms of this First Amendment, the terms of this First Amendment shall control.

6.	Execution in Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one First Amendment. To facilitate execution of this First Amendment, the parties may execute and exchange by electronic mail, PDF counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this First Amendment to physically form one document.

7.	Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this First Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this First Amendment; and that the signatories executing this First Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this First Amendment on behalf of Seller and Purchaser, respectively; and that this First Amendment is valid and binding.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the First Amendment Effective Date.

SELLER:	LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATES OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749

	By:	/s/ Steve Kravetz
	Name:	Steve Kravetz
Its:

	By:	/s/ Arnold Horwich
	Name:	Arnold Horwich
Its:

PURCHASER:	KEELER REAL ESTATE, LLC,
an Illinois limited liability company

	By:	/s/ Edwin Vdovets
	Name:	Edwin Vdovets
	Its:	Manager

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of this 5th day of MAY        , 2022 (the “Effective Date”), LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749 (the “Land Trust”) and DANIEL KRAVETZ, beneficiary of the Land Trust (the “Beneficiary”, and collectively with the Land Trust, known herein as the “Seller”), xand KEELER REAL ESTATE, LLC, an Illinois limited liability company (the “Purchaser”).

RECITALS:

A. Defined terms are indicated by initial capital letters. Defined terms shall have the meaning set forth herein, no matter if such terms are used before or after the definitions are set forth.

B. Seller is the fee simple owner of certain real property legally described in Exhibit A attached hereto and commonly known as 3449, 3451 & 3455 S. Ashland Ave., Chicago, Illinois 60608 (including, without limitation, all appurtenant rights such as the right, title and interest of Seller in and to any alleys, strips or gores adjoining such land, and any easements, rights-of-way or other interests in, on, under or to, any land, highway, street, road, right-of-way or avenue, open or proposed, in, on, under, across, in front of, abutting or adjoining such land, and any of Seller’s rights to sewers, parking areas, curbs, curb cuts, sidewalks, landscaping, signage, mineral rights, water rights and all development and air rights relating to such land) (collectively, the “Land”) and all buildings, fixtures and other improvements situated on the Land (collectively, the “Improvements”).

C. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Land and the Improvements, together with all of the other property and interests of Seller described in Section 1 below, all in accordance with and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

AGREEMENTS:

1. AGREEMENT FOR PURCHASE AND SALE. Subject to and in accordance with the terms and provisions of this Agreement, Seller agrees to sell and Purchaser agrees to purchase the Land and Improvements, together with all of Seller’s right, title and interest in the following:

(a) the equipment, fixtures and personal property located at, or used in connection with the ownership, operation and maintenance of the Land or the Improvements (collectively, the “Personal Property”);

(b) the Surviving Service Contracts (as hereinafter defined), if any; and

(c) including: (1) marketing or promotional materials specific to the Land and Improvements, if any,; (2) the plans and specifications and all other architectural and engineering drawings for the Improvements, if any; (3) warranties, guaranties, indemnities and claims of architects, contractors, suppliers and others, if any; (4) surveys, engineering reports and other technical information relating to the Land or Improvements, if any; (5) contract rights related to the construction, operation, ownership, maintenance, use, leasing, service, or management of the Land and Improvements, if any (but only to the extent assignable and only to the extent Seller’s obligations thereunder are expressly assumed by Purchaser pursuant to this Agreement); (6) governmental permits, approvals, licenses, or similar documents, if any; and (7) other property owned or held by Seller relating to the design, construction, ownership, use, leasing, maintenance, service, or operation of the Land and Improvements, if any (collectively referred to herein as the “intangibles”).

The Land, Improvements, Personal Property, Surviving Service Contracts, and Intangibles and other property described above are collectively referred to herein as the “Property”.

2. PURCHASE PRICE. The purchase price for the Property (the “Purchase Price”) shall be One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00). Purchaser shall pay the Purchase Price to Seller at Closing by immediately available funds, less a credit for the Earnest Money (which shall be delivered to Seller at Closing); provided, however, that the Purchase Price shall be adjusted to reflect the prorations between Purchaser and Seller set forth in Section 10 below and elsewhere in the Agreement

3. EARNEST MONEY. Within three (3) Business Days after the Effective Date, Purchaser shall deposit with First American Title Insurance Company, at their office located at: 30 N. LaSalle St., Suite 2220, Chicago, IL 60602, attention: John Beckstedt (the “Title Company”), as escrow agent, the sum of Twenty Thousand and No/100 Dollars ($20,000.00), in good funds as an earnest money deposit (the “Earnest Money”). The Title Company shall hold the Earnest Money in escrow as escrow agent for the benefit of Purchaser and Seller in strict accordance with the terms and provisions of this Agreement and pursuant to the Title Company’s standard form of sole order escrow agreement, the terms of which shall be modified to conform with the terms of this Agreement (the “Escrow Agreement”). Whenever the Earnest Money is by the terms hereof to be disbursed by the Title Company, Seller and Purchaser agree promptly to execute and deliver such notice or notices as shall be necessary or, in the opinion of the Title Company, appropriate to authorize the Title Company to make such disbursement. If Purchaser elects to terminate the Agreement pursuant to the terms of Section 6(d) or 6(e), the Title Company shall release the Earnest Money to Purchaser upon Purchaser’s unilateral direction. Upon expiration of both the Inspection Period (as hereinafter defined), if Purchaser does not elect to terminate this Agreement, the Earnest Money shall be non-refundable except in the event of a Seller default or as otherwise expressly provided herein. If the transaction contemplated by this Agreement is consummated, the Earnest Money shall be delivered to Seller and credited against the Purchase Price at Closing.

4. CLOSING. Subject to the terms and conditions of this Agreement, the closing of the transaction contemplated by this Agreement (the “Closing”) shall take place at the Title Company no later than the date that is the later of thirty (30) days after the expiration of the (i) Inspection Period; and (ii) Title and Survey Review Period (as defined herein), or at such other time and place to which the parties may mutually agree in writing (such date being referred to herein as the “Closing Date”). Closing shall occur through an escrow established with the Title Company. Neither party is required to be present at the actual Closing. Upon the creation of such escrow, the transfer and conveyance of the Property, payment of funds and delivery of all instruments and other documents shall be made through the escrow in accordance with Purchaser’s or Seller’s respective escrow instructions to the Title Company, so long as such instructions are not in conflict with this Agreement (in which case the terms of this Agreement shall control). Actual recordation of the transaction documents and issuance of the final Title Policy (as defined herein) shall not occur until after the purchase and sale hereunder has closed and funds have been disbursed, with the Title Company bearing the risk for the “gap” between disbursement and recordation (subject to delivery of a reasonable and customary gap undertaking required from Seller and/or Purchaser by the Title Company). The cost of the deed and money New York style escrow shall be divided equally between Seller and Purchaser; provided that any closing escrow costs that relate solely to any acquisition loan obtained by Purchaser shall be borne solely by Purchaser.

5. TITLE AND SURVEY.

(a) Conveyance of Title. Seller shall convey the Property to Purchaser at Closing by Deed (as defined herein), conveying marketable and insurable title to the Property (including, without limitation, fee simple title to the Land and Improvements) subject only to current city, state and county ad valorem property taxes not yet due and payable and all other exceptions on the Title Commitment (as defined below), other than those exceptions objected to or deemed objected to by Purchaser in accordance with the terms of this Section (the “Permitted Exceptions”).

(b) Delivery of Title. Within ten (10) Business Days after the Effective Date, Seller shall deliver to Purchaser, at Seller’s expense, a current title commitment for a 2021 ALTA Owner’s Policy issued by the Title Company in the amount of the Purchase Price, dated after the Effective Date, covering title to the Land and Improvements and showing title in Seller, together with legible copies of each of the documents underlying the title exceptions listed therein (collectively, the “Title Commitment”). At Closing, Seller shall cause the Title Company to deliver to Purchaser the Owner’s Title Insurance Policy that is to be issued pursuant to the Title Commitment with extended coverage over the standard exceptions and with any endorsements to the Title Policy (or to any lender’s policy required by Purchaser’s lender (if any)) which Purchaser or its lender desires beyond extended coverage (the “Title Policy”). Seller shall pay the premium for the Title Policy with extended coverage and any endorsements Seller elects to obtain to address title or survey matters. Purchaser shall pay the premium for any lender’s title policy and for any additional endorsements (except for extended coverage and those Seller elects to obtain to address title or survey matters). Purchaser’s receipt of the Title Policy with extended coverage, together with any endorsements thereto requested by Purchaser, shall be a condition to Purchaser’s obligation to close.

(c) Delivery of Survey. Within twenty-one (21) days after the Effective Date, Seller shall deliver to Purchaser, at Seller’s expense, a new survey of the Land and Improvements dated after the Effective Date, prepared by a land surveyor licensed in Illinois and otherwise reasonably acceptable to Purchaser (the “Survey”).Seller shall cause the Survey to be certified to Purchaser, Purchaser’s lender, if any, Seller, the Title Company and such other parties as Purchaser elects. The Survey shall include items 1-4, 6(a), 7(a), (b)(l) and (2) and (c), 8, 9, l l(b), 13, 14, 16 and 18 of Table A of the Minimum Standard Detail Requirements Adopted in 2021.

(d) Title and Survey Review Period. Within ten (10) Business Days after Purchaser has received both the Title Commitment and the Survey from Seller, Purchaser shall furnish Seller with a written statement of title and survey matters to which Purchaser objects (an “Objection Statement”). All matters contained in the Title Commitment and the Survey to which Purchaser does not so object shall be deemed to be Permitted Exceptions. Purchaser shall also have the right to examine, or cause to be examined, title and survey to the Property at any time or times after such initial title and survey examination and prior to Closing and to furnish Seller with a written statement or statements (a “Subsequent Objection Statement”) of any and all additional matters, other than Permitted Exceptions, which affect the title to the Property or the use thereof and which arise or first appear of record from and after the effective date of the Title Commitment or which first appear on any subsequent revision to the Survey, as applicable, and to which Purchaser objects. Notwithstanding anything to the contrary contained herein, Purchaser is deemed to have rejected, without any need for notice, all mortgages, attachments, judgments, delinquent property taxes and assessments, other encumbrances or liens that can be removed by the payment of a sum of money (“Monetary Liens”). Seller shall have until five (5) Business Days after receipt of any Objection Statement (or, with respect to any Subsequent Objection Statement, the earlier to occur of three (3) Business Days after receipt of such Subsequent Objection Statement, or two (2) Business Days before the Closing Date, as applicable), to give formal written notice (“Seller’s Title Response”) to Purchaser as to whether or not Seller will agree to correct all matters described in such statement, except with respect to Monetary Liens, which Seller shall remove or cure at Closing with the proceeds from the Purchase Price. If Seller does not agree to correct all matters described in any Objection Statement or Subsequent Objection Statement, then Purchaser, at its option exercised by written notice to Seller provided within three (3) Business Days after receipt of Seller’s Title Response (with the Closing Date to be postponed, if necessary, to give the benefit of the full three (3) Business Day period) (“Purchaser’s Election Period”), may: (x) decline to purchase the Property and terminate this Agreement, in which event Purchaser shall receive a full refund of the Earnest Money and the parties hereto shall have no further rights or obligations hereunder whatsoever, except for those rights and obligations that, by the express terms hereof, survive any termination hereof, or (y) with respect to matters which Seller is required to cure hereunder, require Seller by action of specific performance (and recover Purchaser’s reasonable attorneys’ fees and costs in connection with Purchaser’s specific performance action) or otherwise to exercise diligent and good faith efforts to cure such matters and convey the Property to Purchaser in accordance with the terms of this Agreement; or (z) waive such matters and proceed to Closing with a reduction in the Purchase Price by such amounts that are of a definite and ascertainable amount and can be so determined. In the event that Purchaser fails to provide Seller with such written election during Purchaser’s Election Period, Purchaser shall be deemed to have elected to terminate this Agreement as provided in clause (x) above. Should Purchaser accept, by written waiver, Seller’s interest in the Property subject to matters in addition to the Permitted Exceptions, such acceptable matters shall thereafter be deemed to be Permitted Exceptions. The “Title and Survey Review Period” expires after Purchaser makes its election during the Purchaser’s Election Period.

6. INSPECTION PERIOD; ZONING CONTINGENCY PERIOD.

(a) Delivery of Property Information. On or before the date that is three (3) Business Days after the Effective Date, Seller shall deliver to Purchaser, at no cost to Purchaser, all documents or other information in the possession or control of or readily available to Seller or its agents related to due diligence of the Property (the “Property Information”), including, without limitation, the following: (i) existing surveys (including site plans, maps and subdivision plats, ALTA, boundary and topographic surveys of the Property); (ii) any and all service contracts, equipment, labor or materials contracts, maintenance or repair contracts, or other agreements that are in force and effect and affect the Property or the management, leasing, operation, repair, or maintenance thereof (the “Service Contracts”); (iii) Seller’s existing title policy and underlying title documents (including copies of original deeds and platting documents); (iv) books and records relating to ownership and operation of the Property, including operating statements; (v) plans and specifications for the existing Improvements, if any; (vi) any existing permits or licenses for the operation of the Property and zoning information (including any property zoning reports or zoning verification letters); (vii) insurance certificates for Seller and schedule of any pending insurance claims, if any; (viii) all third-party reports affecting the Property (including, but not limited to, phase I and phase II environmental reports, boring logs and soil and geotechnical reports, engineering, structural and roof reports); (ix) copies of real estate tax statements for the Property for the current tax year and last three (3) prior tax years; (x) copies of all utility bills relating to the Property for the immediately prior twelve (12) month period; (xi) a listing of all pending or threatened litigation against Seller with respect to claims regarding or relating to the Property; (xii) copies of all warranties regarding the Property, if any, in the possession of Seller; (xiii) copies of all capital expenditure reports, if any; (xiv) a current trustee’s certification with respect to Seller issued by Lakeside Bank; and (xv) such other information as Purchaser may reasonably request. Seller shall have an ongoing obligation during the pendency of this Agreement to provide Purchaser with any type of Property Information which is created or modified in any respect after the commencement of the Effective Date. Following delivery of all Property Information, Seller shall provide to Purchaser a certificate certifying that Seller has delivered to Purchaser all Property Information (“Property Information Certificate”). Seller shall have an ongoing obligation during the pendency of this Agreement to provide Purchaser with any type of Property Information which is created or modified in any respect after the commencement of the Effective Date.

(b) Inspection by Purchaser. For the period of time from the Effective Date through 6:00 p.m. Chicago time on the date which is ninety (90) days after the date that the Property Information Certificate is received by Purchaser (as the same may be extended as expressly provided herein, the “Inspection Period”), Purchaser and its agents shall have the right to investigate the materials related to and the physical condition of the Property, including, without limitation, the right to (i) review title and survey matters relating to the Property; (ii) enter the Property to examine the physical (both above and below ground), environmental and other conditions of the same and conduct physical surveys, environmental studies, engineering and geophysical feasibility tests of the Property (including sampling) as Purchaser shall determine are reasonably necessary or appropriate, provided that Seller shall have the right to have an agent or representative of Seller present during any such inspections; ) (iii) to access and investigate the utilities and drainage systems servicing the Property; (iv) to review the Property Information; and (v) to perform other reasonable due diligence to decide, in Purchaser’s sole discretion whether the Property is satisfactory. Seller hereby agrees to cooperate in connection with Purchaser’s inspection of the Property permitted hereunder. Seller further agrees that Purchaser, its agents, employees, representatives, or contractors shall be provided promptly, upon written request, such information as shall be reasonably necessary to examine the Property and the condition thereof and as shall be in the possession or control of or readily available to Seller or Seller’s agents.

(c) Purchaser’s Indemnification. Purchaser shall indemnify, defend, and hold Seller harmless from and against any claims, injuries, citations, damages, and any and all other items caused by Purchaser, directly or through persons acting on behalf of Purchaser, while Purchaser or persons acting on behalf of Purchaser are accessing the property. The foregoing indemnity is inapplicable if the claims, injuries, citations, damages, or any and all other items are caused by or resulting from: (a) any acts or omissions of Seller; (b) Seller’s negligence; and/or (c) any preexisting, dangerous, illegal, or defective condition at the Property or conditions or damages merely discovered by Purchaser, but not originally caused by Purchaser, its agents or employees.

(d) Service Contracts. To the extent that any Service Contract exists and is assignable, on or prior to the expiration of the Inspection Period, Purchaser may deliver written notice to Seller designating which Service Contracts, if any, Purchaser desires to assume, and if Purchaser elects to assume such Service Contracts, such Service Contracts shall be the “Surviving Service Contracts” that are assigned to Purchaser at Closing (and if Purchaser fails to make such election, Purchaser shall be deemed to not assume any such Service Contract). Seller shall be responsible for any assignment fees applicable to the Surviving Service Contracts and shall pay such fees at Closing. Seller shall be responsible for the termination of all Service Contracts other than the Surviving Service Contracts and the payment of any termination fees or any other amounts due thereunder. The existing management contract and any existing leasing or brokerage agreement for the Property shall be terminated at Closing and in no event shall such contracts be a Surviving Service Contract.

(e) Purchaser’s Termination Right — Inspection Period. Purchaser, in its sole and absolute discretion, for any reason or no reason, may terminate this Agreement in writing delivered to Seller and the Title Company, at or before the expiration of the lnspection Period, and upon the unilateral direction of Purchaser, receive a return of all Earnest Money, whereupon the parties hereto shall have no further rights or obligations hereunder whatsoever, except for those rights and obligations that, by the express terms hereof, survive any termination hereof. Except as otherwise set forth herein, Purchaser shall be deemed to have elected to not terminate this Agreement unless, prior to the expiration of the Inspection Period, Purchaser shall have given a written notice to Seller that Purchaser has elected to terminate the Agreement.

7. REPRESENTATIONS AND WARRANTIES. As a material inducement to Purchaser to execute this Agreement and consummate this transaction, Seller warrants and represents to Purchaser as of the Effective Date and continuing through and including Closing, the following with respect to the Property:

(a) Authority. Seller has the right, power and authority to (i) execute, deliver and perform this Agreement and all agreements and documents contemplated hereby and (ii) to convey the Property in accordance with the terms and conditions of this Agreement. This Agreement and all documents to be executed by Seller and delivered to Purchaser hereunder constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms and do not or will not contravene any provision of Seller’s trust documents or any existing laws and regulations applicable to Seller or the Property and do not and will not conflict with or result in a violation of any agreements, instrument, order, writ, judgment or decree to which Seller is a party or is subject or which governs or impacts the Property. To Seller’s knowledge, no order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by Seller. The individual(s) executing this Agreement on behalf of Seller is/are duly authorized to execute, deliver and perform this Agreement on behalf of Seller and to bind Seller.

(b) Ownership of Property. Seller has fee simple title to the Land and Improvements and unencumbered title to the Personal Property, Service Contracts, and Intangibles, if any, and no person or entity has any right of first refusal, option or similar rights to acquire any interest in the Property or any part thereof.

(c) Obligations under Property Agreements. (i) The obligations of Seller or the Property with regard to any applicable covenants, easements and restrictions against the Property have been and are being performed in a proper and timely manner, (ii) Seller is not currently in default under any agreement, order, judgment or decree relating to the Property, nor is any other party to such agreement relating to the Property in default, (iii) no conditions or circumstances exist which, with the giving of notice or passage of time, or both, would constitute a default or breach with respect to any of the foregoing in (i) and (ii), and (iv) all amounts due and payable under such agreements have been paid.

(d) Property Occupancy. The Purchaser shall receive vacant possession of the Property on the Closing Date.

(e) No Other Agreements. Other than the Service Contracts, Permitted Exceptions and this Agreement, there are no other agreements or instruments in force or effect that grant to any person whomsoever or any entity whatsoever (i) any right or option to purchase the Property, (ii) any rights relating to the use, operation, management, maintenance, or repair of all or any part of the Property which would extend beyond the Closing.

(f) No Litigation. There is no pending litigation, proceeding or dispute and, to Seller’s knowledge, no threatened litigation, proceeding or dispute, against Seller with respect to the Property or against the Property or with respect thereto; nor has Seller received any notice of any violations of law, municipal or county ordinances, or other legal requirements with respect to the Property (or any part thereof) or with respect to the use, occupancy, or construction thereof. In the event Seller receives notice of any such violations affecting the Property prior to the Closing, Seller shall promptly notify Purchaser thereof.

(g) No Condemnation. Seller has received no written notice of any action or proceeding pending or instituted for condemnation or other taking of all or any part of the Property by voluntary disposition or statutory proceeding, nor to Seller’s knowledge does any such action or proceeding exist.

(h) Zoning. Seller has received no written notice of any proceeding to change the zoning classification of the Property or the conditions applicable thereto and shall not itself apply for or acquiesce in any such change; and Seller has received no notice of any violation of any requirement or condition to such zoning classification which is applicable to the Property. The Property is in full compliance with all applicable current zoning laws and ordinances.

(i) Foreign Person. Seller is not a “foreign person” as that term is defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated pursuant thereto.

(j) Notices of Violation. Seller has not received notice (i) concerning the widening, change or grade or limitation on use of streets abutting the same or concerning any special taxes or assessments levied or to be levied against the Property or any part thereof or (ii) from any insurance company or bonding company of any defects or inadequacies in the Property or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges therefor or of any termination or threatened termination of any policy of insurance or bond. Seller has no knowledge of nor has Seller received from any governmental authority having jurisdiction over the Property any notice that all or any portion of the Property was or is in violation of any applicable federal, state or local environmental law, rule or regulation (collectively, “Violations”), or (y) that any substance or material now or hereafter defined, listed or designated as hazardous, toxic, a pollutant, waste or otherwise harmful to human health or the environment under any applicable law, statute, rule, regulation or ordinance (collectively, “Hazardous Materials”) previously existed or currently exist on or at the Property.

(k) Insurance. Seller maintains with a company of recognized financial responsibility licensed to do business in the State of Illinois an all risk replacement cost insurance policy or policies insuring against loss or damage to the Improvements and Personal Property (if any) owned by Seller or for which Seller has a responsibility to insure, by fire and such other casualties as are customarily included in all risk insurance. There is no pending or outstanding claims under any insurance policies covering the Property.

(l) No Management Contracts, Employment Contracts, Unions, Pension Plans. Seller has not entered into any management contracts, there are no employment contracts or labor union contracts to which Seller is a party or, that affect the Property, and Seller has not established any retirement, pension or profit sharing plans relating to the operation or maintenance of the Property which shall survive the time of Closing or for which Purchaser shall have any liability or obligation. Purchaser is not required to continue the employment of any employees of Seller or any property manager after the Closing Date and Seller or its property manager shall be responsible for any costs associated with the termination of any employees at the Property employed either by Seller’s property manager or otherwise.

(m) Taxes. At Closing, Seller will have paid all taxes, assessments, and other governmental charges imposed by law upon the Property or Seller, or those arising in connection with this sale, which are due and payable on or before Closing (collectively, “Taxes”). If Seller has commenced tax reduction proceedings with respect to the Property, Seller shall disclose all details regarding same to Purchaser during the Inspection Period and Purchaser will have the right to prosecute or settle same and Purchaser shall be entitled to that portion of any refund relating to the period from and after the Closing. Seller shall use commercially reasonable efforts to cooperate with Purchaser if Purchaser contests the Taxes and shall execute and deliver any documents and instruments reasonably requested by Seller in furtherance of the contest of such Taxes. If Seller has not commenced any tax appeals or tax assessment reduction proceedings, Seller may not commence such proceedings without Purchaser’s prior written consent.

(n) Condition of the Property. At Closing, the Property shall be in the same condition as of the Effective Date, damage by casualty and reasonable wear and tear excepted.

(o) Hazardous Materials. To Seller’s knowledge, (i) there are no underground storage tanks on the Property; (ii) no underground storage tanks have been removed from the Property during Seller’s ownership of the Property; (iii) no enforcement, cleanup, removal or other governmental or regulatory actions are threatened or pending against Seller, the Property or any land immediately adjacent to the Property; and (iv) no claims have been made by any third party or other person with respect to the Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from Hazardous Materials.

(p) Unrecorded Easement; Agreements Affecting the Property. To Seller’s knowledge, there are no off-record easements, encumbrances or other agreements affecting title to, or creating a lien or charge upon, the Property except as may be disclosed on the Survey or the Title Commitment.

(q) Property Information. The Property Information and all other documents delivered to Purchaser pursuant to this Agreement are true, complete and correct in all material respects.

(r) Compliance with Law. Seller has no knowledge of any violation by Seller of the Patriot Act, the Bank Secrecy Act, 31 U.S.C. Section 5311 et. seq., the Trading with the Enemy Act, 50 U.S.C. App. Section 1 et. seq., the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957. Seller is currently in compliance with and shall at all times during the term of this Agreement (including any extension thereof) remain in compliance with the regulations of OFAC including those named on OFAC’s Specially Designated Nationals and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

(s) Liens; Bulk Sale. There have been no enforceable liens for unpaid taxes filed against Seller’s business nor is there any liability due and/or owed with respect to any bulk sales or transfers related to sale of the Property as contemplated in this Agreement. Seller has not received any notices from any governmental or quasi-governmental agencies related to the foregoing. Seller shall hold Purchaser harmless from and against any and all losses, costs, expenses, charges and liabilities (including, without limitation, court costs and attorneys’ and accountants’ fees) that relate to any bulk sale or successor liability due as a result of any liens for unpaid taxes that have been filed against Seller or its business.

At Closing, Seller shall represent and warrant to Purchaser by delivering to Purchaser a certificate (the “Seller’s Representation Certificate”) certifying to Purchaser that: (i) all representations and warranties of Seller in this Agreement remain true, correct and complete in all material respects as of the Closing Date; and (ii) that all covenants required to be performed by Seller prior to the Closing Date have been performed, in all material respects. Purchaser may terminate this Agreement, declare Seller in default of the terms hereof and receive the Earnest Money if Seller fails to deliver Seller’s Representation Certificate at Closing without any material exception or qualification, except as to exceptions or qualifications which are permitted or contemplated pursuant to Section 7 hereof. If the Seller is a trust, the representations and warranties made herein shall be made by and on behalf of the Beneficiary of the Seller and the Beneficiary of Seller shall be responsible for any and all liability arising after Closing.

The representations and warranties of Seller under this Agreement shall survive for a period of nine (9) months following the Closing Date (such period, the “Survival Period”).

References to ‘‘Seller’s knowledge”, the “knowledge” or “best knowledge” of Seller shall refer to the actual knowledge of Seller without any independent investigation. Seller makes no representations as to the accuracy or completeness of the documents provided.

Except as is otherwise expressly provided in this Agreement or the Seller’s Deposits, Seller hereby specifically disclaims any warranty (oral or written) concerning: (i) the nature and condition of the Property and the suitability thereof for any and all activities and uses that Purchaser elects to conduct thereon; (ii) the manner, construction, condition and state of repair or lack of repair of the Improvements; and (iii) the compliance of the Land and the Improvements or their operation with any laws, rules, ordinances or regulations of any government or other body. EXCEPT AS IS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR THE SELLER’S DEPOSITS, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON A STRICTLY “AS IS” “WHERE IS” BASIS AS OF THE CLOSING DATE, AND SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT IN NO WAY LIMITED TO, ANY WARRANTY OF QUANTITY, QUALITY, CONDITION, HABITABILITY, MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, ANY IMPROVEMENTS LOCATED THEREON OR ANY SOIL CONDITIONS RELATED THERETO.

PURCHASER SPECIFICALLY ACKNOWLEDGES THAT PURCHASER IS NOT RELYING ON (AND SELLER HEREBY DISCLAIMS AND RENOUNCES) ANY REPRESENTATIONS OR WARRANTIES MADE BY OR ON BEHALF OF SELLER OF ANY KIND OR NATURE WHATSOEVER, EXCEPT FOR THOSE PARTICULAR REPRESENTATIONS AND WARRANTIES EXPRESSLY PROVIDED IN THIS AGREEMENT OR SELLER’S DEPOSITS. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OF, OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO, ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE LAND OR THE IMPROVEMENTS, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY, OR ON BEHALF OF, SELLER, ITS AGENTS AND EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS AND WARRANTIES OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT OR SELLER’S DEPOSITS. UPON CLOSING, EXCEPT AS EXPRESSLY SET FORTH HEREIN, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND EXCEPT AS SET FORTH HEREIN, PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER, AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY, EXCEPT ARISING FROM SELLER’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD.

NOTWITHSTANDING ANY SEEMING CONTRADICTION, IT IS AGREED AND UNDERSTOOD THAT THE AS-IS PROVISIONS OF THIS SECTION 8 ARE LIMITED SO AS TO NOT BE CONSTRUED AS DIMINISHING OR NEGATING (A) SELLER’S RESPONSIBILITY FOR ANY REPRESENTATIONS OR WARRANTIES PROVIDED HEREIN, OR (B) ANY OTHER REPRESENTATIONS OR WARRANTIES SET FORTH TN THE SELLER’S DEPOSITS AT CLOSING.

8. SELLER’S ADDITIONAL COVENANTS. From and after the Effective Date of this Agreement to the date and time of Closing, Seller does hereby further covenant and agree as follows:

(a) Governmental Compliance. Seller shall, at Seller’s expense, comply and cause the Property to comply with all applicable laws and the requirements of all orders and directives of any governmental authority, or agency or instrumentality thereof, having jurisdiction over the Property or the use or occupancy thereof, and with any direction pursuant to law, or any public officer or officers that shall impose any duty upon Seller with respect to the Property or the use, occupancy, or control thereof, the conduct of any business therein, or the construction thereof or of any alterations thereto (such laws, orders, directives, directions, duties or other such requirements are collectively, the “Compliance Laws”). In the event that, at any time prior to Closing, Seller receives written notice from any government authority, agency or instrumentality having jurisdiction over the Property or the use or occupation thereof that Seller or the Property is in violation, breach or noncompliance with any Compliance Laws, Seller shall, at Seller’s expense, cause Seller and the Property to become in compliance with such Compliance Laws.

(b) Maintenance. Seller shall (i) maintain and operate the Property, at its expense, in substantially the same manner as Seller has maintained and operated it prior to the Effective Date of this Agreement and shall deliver the Property to Purchaser at Closing in the same condition as on the Effective Date hereof, normal wear and tear and casualty excepted, and (ii) make all payments and perform all other obligations of Seller as and when required by all agreements, Service Contracts and loan documents affecting, related to, or encumbering the Property.

(c) Hazardous Waste. In the event Seller shall receive written notice of any contemplated or threatened action or investigation regarding any of the matters set forth in Section 7(j) or 7(o) with respect to environmental matters or in the event that either Seller or Purchaser shall become aware of any present matters which may cause any of the representations or warranties set forth in Section 7(j) or 7(o) with respect to environmental matters to be or become false, inaccurate or misleading in a material manner (whether or not Seller had knowledge thereof), Seller shall promptly provide written notice thereof to Purchaser and Purchaser shall have the right, by delivering written notice to Seller within five (5) days after notice from Seller detailing such contemplated or threatened action or investigation or such present matter (with the Closing Date to be postponed, if necessary, to give both parties the benefit of the full five (5) day period) to elect either to (i) terminate this Agreement and all of its obligations under this Agreement, whereupon all of the Earnest Money shall be returned to Purchaser and this Agreement shall become null and void and no party shall have any further right, duty or obligation under this Agreement except those that survive a termination hereof; or (ii) consummate the purchase of the Property without any credit against the Purchase Price.

(d) lnsurance. Seller shall, at its expense, continue to keep in existence (or cause to be kept in existence) all fire and extended coverage insurance policies, and all public liability insurance policies, which are in existence as of the Effective Date with respect to the Property. All risk of loss in and to the Property shall remain vested in Seller until the Closing.

(e) Leases. Seller will not enter into any leases or occupancy agreements (whether oral or written).

(f) Service Contracts; Leasing Commissions. A true, complete and accurate list of all of the Service Contracts is set forth in Exhibit D hereof; Seller has delivered to Purchaser true, complete and accurate copies of such Service Contracts; there are no contracts or agreements, written or oral, affecting the operation of the Property (including without limitation management, maintenance, service, supply, purchase, consulting, advertising, promotion, public relations and construction contracts, agreements, commitments, guarantees and warranties), which will survive Closing and be binding upon Purchaser or its assignee, except the Surviving Service Contracts, all such Surviving Service Contracts are in full force and effect in accordance with their respective provisions; and Seller has no knowledge of, and has received no notice of, any default, or claim of default, on the part of any party to any Service Contract. There are no brokerage or similar agreements affecting the Property nor is Seller liable for, nor is the Property subject to any lien rights relating to any brokerage or leasing commissions, finder’s fees or similar fees with respect to the Property.

(g) Marketing; Other Agreements. Seller shall cease all efforts to market the Property either directly or through agents and, as part thereof, Seller shall not advertise the Property for sale or negotiate or discuss offers from another person or entity for the purchase of the Property, Seller shall not entertain or solicit bids with respect to the sale of the Property, or enter into any agreement with respect to the sale of the Property. Except as permitted herein, Seller shall not enter into any transaction with respect to or affecting the Property, which would affect or bind Purchaser following the Closing Date, nor shall Seller sell encumber or grant any interest in the Property, or any part thereof, in any form or manner whatsoever or otherwise perform or permit any act that would prevent Seller’s full performance of its obligations hereunder. Seller shall indemnify Purchaser (and any affiliate of Purchaser named in any action or claim) and hold Purchaser harmless from and against any and all losses, costs, expenses, charges and liabilities (including, without limitation, court costs and attorneys’ and accountants’ fees) arising out of or connected to any action or claim made by any prospective purchaser, other than Purchaser.

(h) Cooperation with Purchaser. Seller shall permit Purchaser and its agents to enter onto the Property for the purpose of making inspections of the Property, including, without limitation, such inspections as Purchaser shall deem desirable in order to ascertain the truth and accuracy of any representations contained herein.

(i) Capital Projects. Except as may be required of Seller to comply with the terms of this Agreement, Seller shall not, without Purchaser’s prior written consent, make any alterations, changes or other modifications to the Property or commit to or undertake any capital projects or similar transactions.

(j) Bulk Sales Compliance. To the full extent required by law, Seller shall indemnify and hold Purchaser harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys’ fees) relating to any and all bulk sales liability to the State of Illinois Department of Revenue, the State of Illinois Department of Employment Security, the Cook County Department of Revenue Tax Compliance Unit, the Chicago Department of Finance Tax Division Bulk Sales Unit and such other governmental entities in connection with Seller’s ownership of the Property, which indemnification obligation shall survive the Closing without limitation. Notwithstanding the above, Seller shall notify the State of Illinois Department of Revenue, the State of Illinois Department of Employment Security, the Cook County Department of Revenue Tax Compliance Unit, the Chicago Department of Finance Tax Division Bulk Sales Unit and such other governmental entities as are required by law, to use commercially reasonable efforts to obtain either so-called “clearance letters” indicating that no amounts are required to be withheld at Closing or “withholding certificates” indicating such amounts that shall be withheld in escrow pending Seller’s filing of final tax returns with the State of Illinois, Cook County and the City of Chicago, provided, however, it is acknowledged and agreed that Seller’s failure to obtain the “clearance letters” or “withholding certificates” shall not delay closing. If stop-orders or directives to similar effect are issued by the State of Illinois Department of Revenue, the State of Illinois Department of Employment Security, the Cook County Department of Revenue Tax Compliance Unit, the Chicago Department of Finance Tax Division Bulk Sales Unit, or any other governmental body (“Bulk Sales Stop Orders”), then the sum of each stop order will be withheld from the proceeds due Seller at Closing and retained in escrow with the Title Company until a final determination has been reached by said issuers that: (a) Seller is not subject to any tax; (b) any tax due is thereafter paid; or (c) no tax is due and that there are no other claims being asserted. The parties acknowledge that final clearance of any Bulk Sales Stop Orders or similar withholding requirement may be obtained post-Closing, provided that that until the delivery of such final clearances, Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all liability, cost, expense or other obligation that Purchaser may incur relating to or arising from a claim against Seller by any governmental authorities for which clearances are not delivered at Closing.

(k) Violations. Seller shall remove, at Seller’s sole cost and expense, any and all Violations from the Property; provided that, if Seller is unable to cure any such Violations prior to Closing, Seller shall deposit sufficient funds with the Title Company at Closing in order for the Title Company to insure over same (if a title exception) and to cover the cost to cure such Violations (at least one and one-half times the cost to cure). Any funds remaining after such cure is affected shall be paid to Seller.

(m) Delivery of Vacant Property. Seller shall deliver the vacant Property to Purchaser on the Closing Date, free and clear of any lease or agreement to lease.

9. DELIVERY OF CLOSING DOCUMENTS.

(a)  Seller’s Deposits. Seller shall deliver to Purchaser (or the Title Company, as applicable) at Closing the following documents (all of which shall be duly executed and acknowledged where required) and all in form and substance reasonably acceptable to Purchaser and the Title Company (which shall be a condition precedent to Purchaser’s obligation to close the transaction contemplated by this Agreement):

(i) a recordable trustee’s deed with warranties and covenants consistent with a special warranty deed (the “Deed”), subject only to the Permitted Exceptions;

(ii) a Bill of Sale from and executed by the Land Trust and Beneficiary, in the form of Exhibit B attached hereto;

(iii) a counterpart of the Assignment and Assumption Agreement, from and executed by the Beneficiary, in the form of Exhibit C, attached hereto (“Assignment and Assumption”);

(iv) an affidavit of title in customary form, from and executed by the Beneficiary;

(v) an ALTA Statement and GAP Undertaking, and such other certificates, affidavits, lien waivers, and statements as are required by the Title Company or applicable law as condition of issuing the Title Policy (and Lender’s Policy, if applicable);

(vi) Seller’s counterpart (which may be a PDF) of the closing statement prepared by the Title Company that reflects the prorations agreed to between the parties (the “Closing Statement”);

(vii) a certification of non-foreign status of the Beneficiary as required to comply with Section 1445 of the Internal Revenue Code of 1986, as amended;

(viii) evidence of Seller’s existence and authority of Seller and the persons signing on behalf of Seller, if applicable;

(ix) a commission statement from the Broker (defined below);

(x) a completed My Dec form;

(xi) Seller’s Representations Certificate, in the form of Exhibit E, attached hereto, from and executed by the Beneficiary;

(xii) a notice from Beneficiary to the service provider under each Surviving Service Contract, if any, of the sale of the Property to Purchaser in respect of each Surviving Service Contract;

(xiii) Evidence satisfactory to Purchaser that any Service Contract that is not a Surviving Service Contract has been terminated, and that the property manager, if any, and any brokers have been paid all commissions or fees due or to become due;

(xiv) all keys and access cards to, and all pin numbers, access codes and combinations to locks and other security devices located at the Property;

(xv) Full Payment Certificate issued by the City of Chicago Department of

Finance;

(xvi) all original documentation relating to the Intangibles (i.e. original licenses, permits, authorizations and approval issued for or with respect to the Property to the extent in Seller’s possession or control); and

(xvii) such other instruments and documents as may be reasonably necessary or appropriate to consummate the Closing as requested by Purchaser or the Title Company.

Seller shall provide to Purchaser drafts of the Seller’s Deposits at least three (3) Business Days prior to Closing. The Beneficiary of the Land Trust shall be bound by all terms of the Seller’s Deposit and execute the Seller’s Deposits, except for the Deed, which shall be executed only by and on behalf of the Land Trust. The foregoing shall survive the Closing.

(b) Purchaser’s Deposits. Purchaser shall deliver to Seller (or the Title Company, as applicable) at Closing the following (all of which shall be duly executed and acknowledged where required), all in form and substance reasonably acceptable to Seller and the Title Company (which shall be a condition precedent to Seller’s obligation to close the transaction contemplated by this Agreement):

(i) the Purchase Price to be paid in immediately available funds (as adjusted in accordance with the provisions of this Agreement);

(ii) a counterpart of the Assignment and Assumption;

(iii) counterpart of the Closing Statement;

(iv) an ALTA Statement and GAP Undertaking, and such other certificates, affidavits, lien waivers, and statements as are required by the Title Company or applicable law as condition of issuing the Title Policy; and

(v) such other instruments and documents as may be reasonably necessary to consummate the Closing or to issue the Title Policy.

10. PRORATIONS AND CLOSING COSTS.

(a) Prorations. The following items shall be prorated between Seller and Purchaser as of midnight of the day immediately preceding the Closing Date (as defined below) (with Purchaser being charged or credited for the Closing Date, as applicable):

(i) Seller shall be responsible for the payment of all general real estate, personal property and ad valorem taxes due and payable prior to Closing. general real estate, personal property and ad valorem taxes shall be prorated as of the Closing Date on an accrual basis such that Seller shall pay for all such taxes that become due and payable prior to the Closing Date, and shall provide a credit to Purchaser (based on One Hundred Five percent (105%) of the total of the taxes calculated using the most recent available assessed value, tax rate and equalization factor) for all such taxes that are attributable to the period prior to the Closing Date but which are not yet due or payable, and Purchaser shall pay all such taxes that become due and payable from and after the Closing Date. Tax prorations shall be final as of Closing.

(ii) All charges for gas, electricity, sewer, trash, telephone, water and other utilities serving the Property shall be read and terminated as of midnight of the day prior to Closing whereupon Seller shall be responsible for and shall pay for all such charges first accruing or relating to the period prior to the Closing Date.

(iii) Both paid and unpaid charges under the Surviving Service Contracts (if any), including any one-time or bonus payments under any cable or telecommunications contracts.

(iv) Unless expressly provided otherwise herein, such other items that are customary prorated in a purchase and sale of the type contemplated hereunder shall be prorated as of midnight of the day immediately preceding the Closing.

(v) All amounts payable, owing or incurred in connection with the Property shall be prorated as of the Closing Date. All sums due for such accounts payable which are attributable to the period prior to the Closing Date will be paid by Seller, or if Seller has not received the bill or invoice therefor, or has received but not paid such bill or invoice, prior to the Closing Date, at Purchaser’s election, Purchaser will either (i) furnish to Seller such bills or invoices received after the Closing Date for payment by Seller (and Seller shall pay all other such bills or invoices received but not paid prior to Closing) and Purchaser will have no further obligation with respect thereto, or (ii) pay such bill or invoice on behalf of Seller and be entitled to reimbursement thereof by Seller on demand.

(vi)  All prorations shall be final, except as otherwise expressly provided in this Section 10(a) above.

(b) Pre-Closing and Post-Closing Expense Indemnification. Purchaser and Seller intend that Seller will receive the benefit of all income and will pay all expenses of the Property until midnight of the day immediately preceding the Closing Date, and Purchaser will receive the benefit of all income and will pay all expenses of the Property commencing on and after the Closing Date, except in each case as otherwise set forth in this Section. If Purchaser receives any bill or invoice which relates to periods prior to the Closing Date, Purchaser will refer such bill or invoice to Seller and Seller shall pay, promptly upon receipt, such a portion of the bill or invoice as relates to the period prior to the Closing Date for which it is responsible.

(c) Closing Costs. At Closing, Seller and Purchaser shall pay their own respective costs incurred with respect to the consummation of the purchase and sale of the Property as contemplated herein, including, without limitation, attorneys’ fees. Notwithstanding the foregoing, it is expressly agreed that (a) Seller shall pay (i) one half of the closing and/or escrow fees (including, without limitation, one half of the Earnest Money escrow fee, if any), (ii) the costs of releasing or otherwise discharging any Monetary Liens encumbering the Property, (iii) the cost of the State of Illinois and County of Cook transfer taxes, and (iv) Seller’s portion of the City of Chicago transfer taxes as set forth in the municipal ordinance; and the Purchaser shall pay (i) one half of the closing and/or escrow fees (including, without limitation, one half of the Earnest Money escrow fee, if any); (ii) the cost of recording the Deed; and (iii) Purchaser’s portion of the City of Chicago transfer taxes as set forth in the municipal ordinance. The costs of title insurance and Survey shall be borne in the manner specified under Section 5 of this Agreement. All other closing costs not specifically identified herein shall be allocated as customary in similar transactions that occur in Chicago, Illinois.

11. CONTINGENCIES. Purchaser’s obligations under this Agreement are expressly contingent upon the following (collectively, “Purchasers Contingencies”):

(a) Seller’s Representations and Warranties. All of Seller’s representations and warranties shall be true and correct as of the Closing Date in all material respects.

(b)  Seller’s Performance. Seller shall have complied with all terms and conditions of this Agreement.

(c) Conditions of Title. At the time of Closing, the Property shall not be subject to any liens, encumbrances or other matters or exceptions other than the Permitted Exceptions, and the Title Company shall be fully prepared to issue to Purchaser the Title Policy in the amount of the Purchase Price with extended coverage, together with any endorsements thereto requested by Purchaser, and otherwise consistent with the Title Commitment, subject only to the Permitted Encumbrances.

(d) Interim Repairs; Condition of Property. Seller shall have maintained and repaired the Property as required by this Agreement. The Property shall be in substantially the same condition as at the expiration of the Inspection Period, damage by casualty and reasonable wear and tear excepted.

(e) Seller’s Deposits. Seller shall have delivered to the Title Company all documents Seller is obligated to deposit to remove any items on the Title Commitment, which are not Permitted Exceptions, and the Seller’s Deposits pursuant to this Agreement.

(f) No Material Adverse Change. As of the Closing Date, there have been no material adverse changes in any of the Property Documents reviewed by Purchaser prior to expiration of the Inspection Period.

(g) Actions, Suits, etc. There shall exist no pending or threatened actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, against Seller that would materially and adversely affect Seller’s ability to perform its obligations under this Agreement.

(h) Occupancy. At the time of Closing, the Property shall be vacant.

If Purchaser’s Contingencies as defined above or otherwise expressly provided for in this Agreement are not fully satisfied as provided herein, Purchaser shall have the right to pursue all rights and remedies against Seller as set forth in Section 12(b); provided that Purchaser’s Contingencies are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion by providing the Seller with written notice thereof.

12. DEFAULT.

(a) Purchaser’s Default. If the Closing fails to occur because of the Purchaser’s default through no fault of Seller (other than as a result of Purchaser’s permitted termination of this Agreement), then Seller shall be entitled to terminate this Agreement and the Title Company shall disburse the Earnest Money (including all interest accrued thereon) to Seller, and Seller shall be entitled, as its sole and exclusive remedy hereunder, to retain said Earnest Money (including all interest accrued thereon) as full liquidated damages for such default, whereupon this Agreement shall become null and void and of no further force or effect, except for such provisions hereof that, by the express terms hereof, survive any termination of this Agreement. It is hereby agreed that Seller’s damages in the event of a default by Purchaser hereunder are uncertain and impossible to ascertain, and that the Earnest Money constitutes a reasonable liquidation of such damages and is intended not as a penalty, but as full liquidated damages. Seller covenants not to bring any action or suit, whether legal or equitable, against Purchaser for damages or other redress in the event of Purchaser’s default hereunder (other than under an indemnity that by its terms survives termination of this Agreement). IN NO EVENT SHALL PURCHASER’S DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, MEMBERS, MANAGERS, OWNERS OR AFFILIATES, OR ANY OFFICER, MANAGER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF HAVE ANY LIABILITY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON CONTRACT, COMMON LAW, STATUTE, EQUITY OR OTHERWISE.

(b) Seller’s Default. In the event Seller defaults in any of its obligations under this Agreement (including, without limitation, if Seller’s representations and warranties set forth in this Agreement shall not be true and correct in all material respects on the Effective Date and as of the Closing Date or if Seller fails to satisfy Purchaser’s Contingencies), then Purchaser shall have the right to either: (i) pursue specific performance of this Agreement (and recover Purchaser’s reasonable attorneys’ fees and costs in connection with Purchaser’s specific performance action); or (ii) terminate this Agreement, whereupon the Earnest Money shall be returned and paid to Purchaser, If an action for specific performance is not available or would not provide effective relief because of Seller’s willful and wrongful act with respect to the Property, Purchaser may terminate this Agreement, receive an immediate refund of the Earnest Money and thereafter Purchaser shall have all rights and remedies available at law and equity.

13. CONDEMNATION OR DESTRUCTION.

(a) Condemnation. If, prior to the Closing Date, all or any part of the Property is taken by condemnation or a conveyance in lieu thereof, or if notice of a condemnation proceeding or a process for conveyance in lieu thereof with respect to the Property is received by Seller (a copy of which notice shall be promptly delivered by Seller to Purchaser) (a “Condemnation Event”), Seller shall promptly notify Purchaser of such Condemnation Event. Purchaser may elect, by written notice to be delivered to Seller on or before the sooner of (a) the twentieth (20th) day after Purchaser’s receipt of such notice from Seller, or (b) the Closing Date, to terminate this Agreement in which event the Earnest Money shall be returned to Purchaser, and upon such refund neither party hereto shall have any further rights or obligations under this Agreement whatsoever, except for such rights and obligations that, by the express terms hereof, survive any termination of this Agreement. If Purchaser elects to close this transaction notwithstanding such Condemnation Event, Purchaser shall be entitled to any award paid or payable to Seller as a result of such condemnation proceedings, with the same being paid or assigned to Purchaser at Closing. The provisions of this Section 13(a) shall survive the Closing.

(b) Damage or Destruction. In the event of damage to the Property by fire or other casualty prior to the Closing Date (a “Casualty Event”), Seller shall immediately notify Purchaser of such fire or other casualty, and Purchaser may elect, by written notice to be delivered to Seller on or before the sooner of(a) the twentieth (20th) day after Purchaser’s receipt of such notice from Seller, or (b) the Closing Date, to either: (i) close the transaction contemplated by this Agreement and receive all insurance claims and proceeds payable to Seller as a result of such Casualty Event, with the same being paid or assigned to Purchaser at Closing, together with a credit to Purchaser to be applied to the Purchase Price in the aggregate amount of any applicable deductibles under such insurance policies, or (ii) terminate this Agreement, and receive a return of the Earnest Money from the Title Company, and upon such refund, neither party hereto shall have any further rights or obligations under this Agreement whatsoever, except for such rights and obligations that, by the express terms hereof, survive any termination of this Agreement. The provisions of this Section 13(b) shall survive the Closing.

14. ASSIGNMENT. Purchaser shall have the right to assign this Agreement as long as such assignee shall assume and agree to perform in writing all of Purchaser’s obligations hereunder and Purchaser shall, promptly after such assignment, provide Seller with a copy of such written instrument.

15. BROKERAGE COMMISSION. Each of Seller and Purchaser represents and warrants to the other that it has not dealt with any brokers, finders or agents with respect to this transaction, other than Tufano & Co Real Estate (“Seller’s Broker”) and Mid-America Real Estate Corporation, (“Purchaser’s Broker”, and collectively with Seller’s Broker, the “Brokers”). At Closing, if and only if this transaction closes, the Seller will pay a commission in the amount of three percent (3%) of the Purchase Price to the Purchaser’s Broker, pursuant to a separate brokerage agreement. Except as provided above, each party shall indemnify and hold harmless the other party, its successors, assigns and agents from the payment of any commission, compensation, loss, damages, costs, and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with, or arising out of, claims for any broker’s, agent’s or finder’s fees of any person claiming by or through such party, including the Brokers. The obligations of Seller and Purchaser under this Section shall survive the termination of this Agreement and the Closing Date.

16. POSSESSION. Possession of the Property shall be delivered by Seller to Purchaser on the Closing Date, free and clear of all liens and claims other than the Permitted Exceptions, and in the same condition as exists on the Effective Date, ordinary wear and tear excepted. All personal property not being conveyed hereunder, and all waste and debris, shall be removed from the Property prior to Closing. Purchaser shall have the right to inspect the Property within three (3) days prior to Closing to verify that the condition of the Property is as required under this Agreement.

17. NOTICES. Any notice, demand, request or other communication which either party hereto may be required or may desire to give under this Agreement shall be in writing and shall be deemed to have been properly given (a) if hand delivered, (b) if mailed by United States registered or certified mail, postage prepaid, return receipt requested, (c) if sent by a nationally recognized overnight delivery service, or (d) if sent by e-mail, in each case addressed as follows:

SELLER: ________________ ________________ ________________ E-mail:	With a copy to: CERVANTES CHATT & PRINCE ATTN: MARC CERVANTES 100 N. LASALLE, STE 2207 CHICAGO, IL 60602 E-mail: MCERVANTES@CCPCHJCAGO.COM
PURCHASER:	With a copy to:
KEELER REAL ESTATE, LLC 350 West Hubbard, Suite 620 Chicago, IL 60654 Attn: Edwin Vdovets E-mail: edwin@keelerre.com	CLARK HILL PLC 130 E. Randolph Street, Suite 3900 Chicago, IL 60601 Attn: Chad M. Poznansky, Esq. E-mail: cpoznansky@clarkhill.com

Any such notice shall be deemed given on the date of actual receipt thereof (provided that for e-mail delivery upon transmission by the sending party), provided that refusal to accept delivery or inability to accomplish delivery because the party can no longer be found at the then current notice address, shall be deemed receipt. Any notice under this Agreement may be given or received by the attorneys of the respective parties who are hereby authorized to do so on their behalf

18. MISCELLANEOUS.

(a) Rules of Construction. This Agreement shall be construed and interpreted under the laws of the State of Illinois. The titles of sections and subsections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions herein. All references herein to the singular shall include the plural, and vice versa. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that the Agreement may have been prepared primarily by counsel for one of the parties, it being recognized that both Purchaser and Seller have contributed substantially and materially to the preparation of this Agreement. If any of the provisions of this Agreement or the application thereof to an persons or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Agreement and the application of such provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby.

(b) Remedies Cumulative. Except as otherwise expressly provided herein, all rights, powers, and privileges conferred hereunder upon the parties hereto shall be cumulative and in addition to those other rights, powers, and remedies hereunder and those available at law or in equity. All such rights, powers, and remedies may be exercised separately or at once, and no exercise of any right, power, or remedy shall be construed to be an election of remedies or shall preclude the future exercise of any or all other rights, powers, and remedies granted hereunder or available at law or in equity, except as expressly provided herein.

(c) Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect, invalidate, or render unenforceable any other term or provision of this Agreement. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

(d) No Waiver. Neither the failure of either party to exercise any power given such party hereunder or to insist upon strict compliance by the other party with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of either party’s right to demand exact compliance with the terms hereof.

(e) Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the Property, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein or incorporated herein by reference shall be of any force or effect.

(f) Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective personal representatives, successors and assigns.

(g) Amendments. No amendment to this Agreement shall be binding on any of the parties hereto unless such amendment is in writing and is executed by all parties to this Agreement.

(h) Time of Essence. Time is of the essence of this Agreement.

(i) Business Day. In the event that the date upon which any duties or obligations hereunder to be performed shall occur upon a Saturday, Sunday or legal holiday in the State of Illinois, then, in such event, the due date for performance of any duty or obligation shall thereupon be automatically extended to the next succeeding day that is not a Saturday, Sunday or legal holiday in the State of Illinois (a “Business Day”). If, under the terms of this Agreement, any period of time is to be calculated as a certain number of days “after”, “upon”, “of’, “from” or “within” the receipt of a document or item by a party, the occurrence of an event or the expiration of a particular time period, the date of a party’s receipt of said document or item, the date of the occurrence of said event or the expiration of said particular time period shall not be included in the calculation of said period of time.

(j) Attorneys’ Fees. If either Seller or Purchaser institutes a legal action against the other party relating to this Agreement or any matter relating to this Agreement, the unsuccessful party to such action shall reimburse the successful party for the reasonable expenses of prosecuting or defending such action, including attorneys’ fees and disbursement and court costs, whether in district court, appellate court, or bankruptcy court.

(k) 1031 Exchange. Upon Seller’s or Purchaser’s written request, Purchaser or Seller, as applicable, hereby agree to cooperate with each other in arranging a tax-deferred exchange in accordance with Section 1031 of the Internal Revenue Code of 1986, as amended, including, as applicable, Rev. Proc. 2000-37, 2000-2 CB 308, as modified by Rev. Proc. 2004-51, 2004-2, CB 294, provided that such transaction (i) does not result in a delay in the Closing or otherwise adversely affect the Closing, (ii) cause any additional cost, expense, liability or obligation on behalf of the party not requesting a Section 1031 exchange, (iii) the party requesting the Section 1031 exchange indemnifies, defends and holds the other party harmless from and against any and all loss or damage arising out of such 1031 exchange, and (iv) no assignment of this Agreement as part of a 1031 exchange shall relieve the exchanging party of its obligations under this Agreement and such party shall remain liable for the performance of its obligations hereunder. The terms and provisions of this subdivision (k) shall survive the Closing.

(l) Counterparts; Effective Date. This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures transmitted by facsimile or e-mail, through scanned or electronically transmitted .pdf, .jpg or .tif files, shall have the same effect as the delivery of original signatures and shall be binding upon and enforceable against the parties hereto as if such facsimile or scanned documents were an original executed counterpart. The “Effective Date” of this Agreement that will be inserted into the preamble on page 1 of this Agreement shall be the date that this Agreement is fully executed and delivered to both parties.

(m) Exhibits. Attached hereto and made a part hereof are the following Exhibits:

Exhibit A	Legal Description of Land
Exhibit B	Bill of Sale
Exhibit C	Assignment and Assumption Agreement
Exhibit D	Service Contracts
Exhibit E	Seller’s Representation Certificate

[EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto have duly signed and sealed this Agreement, effective as of the day and year first above written.

SELLER:

LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749

By:	/s/ Steve Kravetz
Name:	Steve Kravetz
Its:

/s/ Steve Kravetz
DANIEL KRAVETZ

PURCHASER:

KEELER REAL ESTATE, LLC,
an Illinois limited liability company

By:	/s/ Edwin Vdovets
Name:	Edwin Vdovets
Its:	Manager

Signature Page

EXHIBIT A

LEGAL DESCRIPTION

LOT 45, 46, 47, 48 AND 49 IN THE SUBDIVISION OF BLOCK 7 IN PARTITION OF BLOCKS 31 AND 32 IN ASSESSORS DIVISION OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE NORTHEAST 1/4 OF SECTION 32, TOWNSHIP 39 NORTH, RANGE 14, IN COOK COUNTY, ILLINOIS.

Commonly known as: 3449, 3451 & 3455 S. Ashland Ave., Chicago, Illinois 60608

PIN: 17-32-113-021-0000; 17-32-113-022-0000; and 17-32-113-023-0000

A-1

EXHIBIT B

BILL OF SALE

LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749 (the “Land Trust”) and DANIEL KRAVETZ, beneficiary of the Land Trust (the “Beneficiary”, and collectively with the Land Trust, known herein as the “Seller”), in consideration of the sum of Ten and No/100 Dollars ($10.00), in hand paid, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, does hereby sell, assign, transfer, and set over to __________________, an Illinois limited liability company (the “Purchaser”), all equipment, fixtures and personal property located at or used in connection with the ownership, operation and maintenance of the real estate and improvements commonly known as __________________ consisting of certain land and improvements, all as more particularly described in the Purchase Agreement (as defined below), and specifically including, without limitation, all heating, lighting, air conditioning, ventilating, plumbing, electrical or other mechanical equipment, furniture, furnishings, carpeting, appliances, tools, inventory, supplies, signs, draperies, and other equipment and personal property at such real estate (but excluding any of the foregoing owned by tenants under valid leases), [and specifically including, the equipment, fixtures and personal property listed in Schedule 1 attached hereto] (the “Personal Property”).

Seller does hereby represent and warrant to Purchaser that at the time of delivery of this Bill of Sale, Seller is the sole lawful owner of the Personal Property, free and clear of any liens, security interests, encumbrances and claims of third parties, and covenants that Seller will defend the same against the lawful claims and demands of all persons.

EXECUTED this _______ day of ____________, 20_____ .

LAND TRUST:

LAKESIDE BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED OCTOBER 7, 2004 AND KNOWN AS TRUST NUMBER 10-2749

By:
Name:
Its:

BENEFICIARY:

DANIEL KRAVETZ

B-1

EXHIBIT C

ASSlGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made as of _____, 202__, by and between ______________ , ________________ (“Assignor”), hereby and ____________________, an Illinois limited liability company (“Assignee”).

This Agreement is given pursuant to that certain Purchase and Sale Agreement, with an Acceptance Date of _______202___ (the “Purchase Agreement”), by and between Assignor and Assignee, providing for, among other things, the conveyance of the Assigned Property (as defined herein). This Agreement is made in accordance with, and is in all respects, subject to, the terms and conditions of the Purchase Agreement.

For and in consideration of the sum of Ten and No/100 Dollars ($10.00), in hand paid, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Assignor hereby sells, transfers, conveys, assigns and sets over unto Assignee, the following described property (collectively, the “Assigned Property”)

(1) all of contracts, agreements, guarantees, warranties and indemnities, written or oral, affecting the ownership, operation, management and maintenance of the Property listed on Schedule 1 attached hereto (collectively, the “Contracts”);

(2) (a) all trade names, trademarks and other identifying material associated with the Land and the Improvements, including all trade names, marketing or promotional materials specific to the Land and Improvements, and all other intellectual property and goodwill associated with the Land and Improvements; (b) the plans and specifications and all other architectural and engineering drawings for the Improvements; (c) warranties, guaranties, indemnities and claims of architects, contractors, suppliers and others; (d) surveys, engineering reports and other technical information relating to the Land or Improvements; (e) contract rights related to the construction, operation, ownership, maintenance, use, leasing, service, or management of the Land and Improvements, if any (but only to the extent assignable and only to the extent Seller’s obligations thereunder are expressly assumed by Purchaser pursuant to this Agreement); (f) governmental permits, approvals, licenses, or similar documents and (g) other property owned or held by Seller relating to the design, construction, ownership, use, leasing, maintenance, service, or operation of the Land and Improvements (collectively, the “Intangible Property”).

Assignor represents, warrants and covenants with Assignee that at the time of delivery of this Assignment and Assumption, Contracts and Intangible Property are free from all encumbrances made by Assignor, and that Assignor will warrant and defend the same against the claims and demands of all persons.

Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against all liabilities, obligations, actions, suits, proceedings or claims, and all costs and expenses (including, without limitation, reasonable attorneys’ fees and costs) incurred in connection with the Assigned Property occurring or alleged to have occurred on or prior to the date hereof.

Assignee hereby accepts the foregoing Assignment as of the date hereof and as of such date hereby assumes the performance of all the terms, covenants and conditions of the Assigned Property with respect to the period from and after the date hereof.

Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against all liabilities, obligations, actions, suits, proceedings or claims, and all costs and expenses (including, without limitation, reasonable attorneys’ fees and costs) incurred in connection with the Assigned Property occurring or alleged to have occurred after the date hereof.

WHEREOF, the parties hereto have executed this Assignment, effective as of the date first above written.

ASSIGNOR:

a(n)

By:
Name:
Its:

ASSIGNEE:

______________________ ,
an Illinois limited liability company

By:
Print Name:
Its:

Schedule 1 to Assignment and Assumption Agreement

Contracts

EXHIBIT D

SERVICE CONTRACTS

D-1

EXHIBIT E

SELLER’S REPRESENTATION CERTIFICATE

Reference is hereby made to that certain Purchase and Sale Agreement dated as of _______________ (as amended and assigned from time to time, the “Purchase Agreement”), by and between ________________ (“Land Trust”), and ________________ (“Beneficiary”, and collectively with the Land Trust, known herein as the “Seller”), and ________________, an Illinois limited liability company (“Purchaser”), for the sale by Seller to Purchaser of that certain real property having an address of ________________, and all such other property being more particularly described in the Purchase Agreement (the “Property”).

Seller hereby certifies to Purchaser that: (i) each of Seller’s representations and warranties set forth in Section 7 of the Purchase Agreement or elsewhere therein is true and correct in all material respects as of the date hereof, with the same qualifications as set forth in the Purchase Agreement; and (ii) all covenants required to be performed by Seller prior to the date hereof have been performed, in all material respects.

Pursuant to the Purchase Agreement, Seller’s representations and warranties shall survive for a period of twelve (12) months from the date hereof.

Further, Beneficiary will warrant and forever defend all and singular the title to the Property unto Purchaser, its successors, and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under the Land Trust, as the “Grantor” to the Trustee’s Deed that conveys the Property to Purchaser, The foregoing obligation shall not merge with the deed and survives both the Closing and the twelve (12) month survival period referenced above.

SELLER:

LAND TRUST:
___________________________________________,
a(n)	__________________________

By:
Print Name:
Title:

BENEFICIARY:

E-1